UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23585

VELA FUNDS

(Exact name of registrant as specified in charter)

220 Market Street, Suite 208

New Albany, OH 43054

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

New Castle County

Wilmington, DE 19801

(Name and address of agent for service)

With copy to: Peter Schwartz, Esq.

Davis Graham & Stubbs LLP

1550 17th Street, Suite 500

Denver, CO 80202

and

Jesse D. Hallee

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Registrant’s telephone number, including area code:	614-653-8352

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth

Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

Annual Report

September 30, 2023

VELA Small Cap Fund

Class A (VESAX)
Class I (VESMX)

VELA Large Cap Plus Fund

Class A (VELAX)
Class I (VELIX)

VELA International Fund

Class A (VEILX)
Class I (VEITX)

VELA Income Opportunities Fund

Class A (VIOAX)
Class I (VIOIX)

Management Discussion of Fund Performance – (Unaudited)

Market Review

For the fiscal year ended September 30, 2023, a few key themes characterized financial markets:

Similar to the previous two years, elevated rates of inflation have continued to be a primary concern of the US Federal Reserve and Central Banks around the world. We believe the Federal Reserve will most likely keep interest rates at levels sufficiently high to get inflation down to at least 3% over the next year. Achieving their stated goal of 2% inflation will require the Fed Funds rate to remain above inflation for the foreseeable future, as evidenced by the 10-year Treasury yielding 4.58% at fiscal year end1. The significance of these levels is that compared to the decade leading up to 2020, the cost of borrowing is likely to remain elevated over the foreseeable future for both families and corporations. With respect to financial markets, increasing costs to borrow are typically accompanied by periods of slower growth as companies are less likely to undertake expansion projects, such as investment in new equipment or lines of business. In navigating such an environment, we look for companies with strong balance sheets and relatively low levels of net debt (which, as we saw in the spring, may be significantly impacted by increasing interest rates).

A somewhat bifurcated market was another key theme of the fiscal year, with innovation in AI and investor enthusiasm surrounding AI-related stocks (most notably Apple, Microsoft, NVIDIA, META, and Alphabet), attracting a great deal of excitement leading to their short-term appreciation2. While markets cooled from August peaks in the last month of the fiscal year, the first half of the year saw these five stocks leading positive returns of the S&P 500 Index, a proxy for US equity markets3. This is reminiscent to the dot-com bubble of nearly 25 years ago. Similar to the case in 1999, as money chases the new trend, valuations for the lowest two deciles of the market at some points over the fiscal year were as cheap as we’ve seen them since the inception of the VELA Funds three years ago4.

While the market continues to offer its share of surprises, over the past year we have been encouraged by business valuations and our ability to purchase what we believe are strong companies at attractive prices. Most important to our purpose is to recognize that no market is without economic challenges of some nature. Our goal as investors is to best navigate the landscape ahead of us to provide competitive long term returns for our clients.

VELA Small Cap Fund

Annual Returns Discussion

The VELA Small Cap Fund Class I Shares returned 14.38% for the fiscal year ended September 30, 2023, vs. 8.93% for the Russell 2000 Index, the Fund’s primary benchmark.

Management Discussion of Fund Performance – (Unaudited) (continued)

Top contributors for the period were comprised largely of energy and industrials-related companies, including Civitas Resources, Inc. (CIVI), a carbon neutral energy producer based in Colorado, Freight transportation company XPO, Inc. (XPO), and Applied Industrial Technologies, Inc. (AIT), a distributor of industrial supplies. In line with the prior two fiscal years (2021 and 2022), Kirby Corporation (KEX), a dominant player in the inland tank barge industry, continues to be among the highest contributors to returns for fiscal year 2023. Freight railcar manufacturer Greenbrier Companies, Inc. (GBX), was the highest contributor to returns, rounding out the top five. Bottom contributors during the fiscal year included Lazydays Holdings, Inc. (LAZY), Cullen/Frost Bankers, Inc. (CFR), Atlanta Braves Holdings, Inc. Class C (BATRK), UMB Financial Corporation (UMBF), and Ashland, Inc. (ASH).

Portfolio Changes

Given the whipsaw reaction of domestic equities, particularly small caps, to the nuances of the Fed’s outlook, the Fund’s portfolio turnover remained elevated through the end of fiscal year 2023. A long-term orientation does not translate to complacency, and price movements continued to be dramatic and often untethered to fundamental results. Over the course of the period, we acted on opportunities across a wide range of industries. Even with the turnover activity in the Fund, the top ten holdings still represent 35% of the Fund, with eight of the top ten positions in place for the last two and a half to three years. Letting our highest conviction names continue to compound over time and our proactive approach to tax loss harvesting has enabled us to round three years since the inception of the Fund without the Fund paying out any taxable distributions to shareholders. In the volatile and low return environment that lies ahead, we feel that adherence to a time-tested investment framework is increasingly important to our management of the Fund.

Operationally, VELA reviewed and made the decision to reduce the administrative fee for each of our mutual funds and associated share classes, effective as of the first date of Q4 2024 (10/01/2023). For the Small Cap Fund Class I Shares, this brings the total expense ratio from the previous 1.19% down to 1.16%.

VELA Large Cap Plus Fund

Annual Returns Discussion

The VELA Large Cap Plus Fund Class I Shares returned 14.81% for the fiscal year ended September 30, 2023, vs. 21.19% for the Russell 1000 Index (the “Index”), the Fund’s primary benchmark.

The Fund’s relative underweight in Technology and overweight in Financials was the key driver for the Fund’s relative under performance vs. the Index, with Microsoft Corporation (MSFT), Adobe Incorporated (ADBE), and Alphabet, Inc. Class A (GOOGL) three of the top five positive contributors to Fund returns for fiscal year 2023. Oilfield services

Management Discussion of Fund Performance – (Unaudited) (continued)

provider Baker Hughes Company Class A (BKR) and Arch Capital Group Ltd. (ACGL), which specializes in insurance, reinsurance and mortgage insurance, rounded out the top five contributors to return. Bottom contributors among equities during the fiscal year were concentrated in the Financials sector, and included SVB Financial Group (SIVBQ), PayPal Holdings, Inc. (PYPL), First Republic Bank (FRCB), and Coinbase Global, Inc. Class A (COIN). Dollar General Corporation (DG) was also included in the bottom-performing equities, while puts on the SPDR S&P 500 ETF and Chevron Corporation also represented detractors to Fund performance.

Portfolio Changes

Operationally, VELA reviewed and made the decision to reduce the administrative fee for each of our mutual funds and associated share classes, effective as of the first date of Q4 2024 (10/01/2023). For the Large Cap Plus Fund Class I Shares, this brings the total expense ratio from the previous 1.82% down to 1.79%.

VELA International Fund

Annual Returns Discussion

The VELA International Fund Class I Shares returned 27.28% for the fiscal year ended September 30, 2023, vs. 24.00% for the MSCI World ex USA Index, the Fund’s primary benchmark.

Top contributors to return for the period included FLSmidth & Company, a Danish manufacturer of ore processing and cement manufacturing equipment, which led a strong Industrials sector. The company closed on an industry-consolidating acquisition early in the Fund’s fiscal year, which we anticipate should generate operating synergies as the two units are integrated. Finning International, a distributor of heavy equipment for mining, was another contributor from the Industrial sector, which continues to announce better than expected earnings results following several years of restructuring. Dutch bank ING Groep rebounded from an earlier scare related to its Russian asset exposure, which in our opinion it has a done a good job working down with minimal charges. The company is also seeing fundamental improvements, such as better loan growth, re-emerging in the post-pandemic period. Rounding out the top contributors to performance for the period were Gruma SAB de CV, the leading Mexican tortilla and corn flour producer, which successfully raised product prices while effectively controlling rising input costs to surprise investors with better-than-expected earnings, and Associated British Foods PLC, British food processing and retailing company. Included among the bottom contributors to performance for the period were United Tractors Tbk PT, a distributor of heavy mining equipment and miner of gold and coal, which fell on the decline of global coal prices after the European energy scare passed. WH Group Ltd., the US and Chinese pork producer, declined on expectations of a modest pork pricing in early 2023; however, at fiscal year end we feel it remains one

Management Discussion of Fund Performance – (Unaudited) (continued)

of the most attractively valued companies in the Fund’s portfolio. Roche Holding AG, the Swiss pharmaceutical producer, lagged given the failure of its late-stage Alzheimer’s drug. Rounding out the bottom contributors were Bayer AG, a German pharmaceutical and biotechnology company, and British American Tobacco PLC, which produced better-than expected results and moved its breakeven target one year earlier for its Next Generation Products, but elected not to continue its share buyback in the new year. We interpret management’s action as more of a pause and not a complete discontinuance of all buyback activities.

Portfolio Changes

Barring a descent in the most recent quarter, Equity markets have been on a steady climb in the last year and the European markets’ response to the deterioration in fundamentals has been better than expected. At fiscal year end, we remain concerned that the negative consequences of the rapid rise in interest rates around the world have not become fully apparent yet. While we added a handful of new names to the Fund’s portfolio over the fiscal year period, we elected to remain patient over the past quarters, maintaining a cash position ~8.8%. Cash is a more interesting alternative now that it earns 5% on an annual basis. Despite the enhanced level of inflation that eats into the real return of cash, there is a positive option value demonstrated by the negative equity return experienced this past quarter. While we wait patiently for our opportunity to commit funds to new or existing equity investments, we earn a little income and avoid the negative volatility. We continue to evaluate the Fund’s holdings given the changing investment landscape and remain disciplined in seeking the best ideas, regardless of how the environment evolves.

Operationally, VELA reviewed and made the decision to reduce the administrative fee for each of our mutual funds and associated share classes, effective as of the first date of Q4 2024 (10/01/2023). For the International Fund Class I Shares, this brings the total expense ratio from the previous 1.19% down to 1.16%.

VELA Income Opportunities Fund

Annual Returns Discussion

The VELA Income Opportunities Fund Class I Shares returned 10.22% for the fiscal year ended September 30, 2023 vs. a 20.46% return for the Fund’s primary benchmark, the Russell 3000 Total Return Index, and a 10.39% return for the Fund’s secondary benchmark, a 50%/50% blend of the Russell 3000 Total Return Index and the Bloomberg U.S. Aggregate Index (an index of U.S. – based fixed income securities).

The uncertain geopolitical climate plus OPEC’s commitment to hold production at reasonable levels provided a favorable backdrop for energy prices and energy stock performance over the year, with oil and gas producer Civitas Resources, Inc. (CIVI) and energy technology provider Baker Hughes Company Class A (BKR) among the top five

Management Discussion of Fund Performance – (Unaudited) (continued)

contributors to return. Freight railcar manufacturer Greenbrier Companies, Inc. (GBX), another top contributor, benefitted from a consistent backlog and improving margins as supply chains continue to normalize following several quarters of disruption. Consumer lawn and garden manufacturer Scotts Miracle-Gro Company Class A (SMG) and telecommunications conglomerate Comcast Corporation Class A (CMCSA) were also included among the top contributors to return. Bottom contributors to performance over the period were concentrated primarily in the Financials sector, and included First Republic Bank (FRCB), First Republic Bank Depositary Shares, Series J (FRCJL*), Washington Trust Bancorp, Inc. (WASH), and Fidelity National Information Services, Inc. (FIS). V.F. Corporation (VFC), a global apparel and footwear company, rounded out the bottom five contributors.

Portfolio Changes

Over the past twelve months, we’ve added to fixed income holdings in the Fund amidst the higher interest rate environment as we believe the opportunity set in fixed income has become more attractive on both an absolute and relative basis compared to the outset of the Fund (3/31/22). Recent market volatility has also provided the opportunity to increase the number of covered calls written. We continue to evaluate the opportunity set with regard to both equity and fixed income securities, and to opportunistically add to or initiate new positions as they meet our investment criteria. Operationally, VELA reviewed and made the decision to reduce the administrative fee for each of our mutual funds and associated share classes, effective as of the first date of this quarter (10/01/2023). For the Income Opportunities Fund Class I Shares, this brings the total expense ratio from the previous 0.92% down to 0.90%.

Important Information:

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Investors may obtain performance data current to the most recent month-end by calling 1-833-399-1001.

A complete list of portfolio holdings can be found at www.velafunds.com.

You cannot invest directly in an index.

The Russell 1000 Index is an unmanaged market capitalization-weighted index comprised of the largest 1,000 companies by market capitalization in the Russell 3000 Index, which is comprised of the 3,000 largest U.S. companies by total market capitalization.

The MSCI World ex USA Index captures large and mid-cap representation across 22 of 23 Developed Markets (DM) countries excluding the United States.

Management Discussion of Fund Performance – (Unaudited) (continued)

The Russell 2000 Index is a small-cap stock market index of the smallest 2000 stocks in the Russell 3000 Index.

The Russell 3000 Total Return Index is a market-capitalization-weighted equity index maintained by FTSE Russell that tracks the performance of the 3000 largest U.S. traded stocks across all market sectors, inclusive of dividends, capital gains, distributions, and interest.

The secondary index for the Income Opportunities Fund is a blend of the Russell 3000 Total Return Index (50%) and the Bloomberg Aggregate Bond Index (50%). The Bloomberg Aggregate Bond Index broadly tracks the performance of the U.S. investment-grade bond market. The index is composed of investment-grade government and corporate bonds.

[1]	Source: https://www.marketwatch.com/investing/bond/tmubmusd10y?countrycode=bx

[2]	Source: Factset

[3]	Source: https://www.marketwatch.com/investing/index/spx

[4]	Source: Bloomberg

Investment Results (Unaudited)

Average Annual Total Returns(a) as of September 30, 2023

		Since
		Inception
	One Year	(9/30/20)
VELA Small Cap Fund
Class A Shares
Without Load	14.11%	17.86%
With Load	8.39%	15.85%
Class I Shares	14.38%	18.15%
Russell 2000 Index(b)	8.93%	7.16%
S&P SmallCap 600 Index(c)	10.08%	12.10%

	Expense Ratios(d)
	Class A	Class I
	Shares	Shares
	1.44%	1.19%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on the VELA Small Cap Fund’s (the “Fund”) distributions or the redemption of shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-833-399-1001.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions. Total returns for less than one year are not annualized.

(b)	The Russell 2000 Index is an unmanaged market capitalization weighted index measuring performance of the smallest 2,000 companies by market capitalization in the Russell 3000 Index. The Russell 3000 Index is an unmanaged market capitalization weighted index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization.

(c)	The S&P SmallCap 600 Index is an unmanaged capitalization weighted index that measures the performance of selected U.S. stocks with small market capitalization. Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in an index, however, an individual may invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(d)	The expense ratios shown, which include acquired fund fees and other expenses of 0.02%, reflect information from the Fund’s prospectus dated January 30, 2023. Additional information pertaining to the expense ratios as of September 30, 2023 can be found in the financial highlights.

The Fund’s investment objective, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund, and it should be read carefully before investing. Investors may obtain a copy of the prospectus by calling 1-833-399-1001.

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $10,000 Investment in the VELA Small Cap Fund – Class I Shares, the Russell 2000 Index and the S&P SmallCap 600 Index (Unaudited)

The chart above assumes an initial investment of $10,000 made on September 30, 2020 (commencement of operations) and held through September 30, 2023. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Investment returns and principal values will fluctuate so that your shares, when redeemed may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-833-399-1001. You should carefully consider the investment objective, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

Investment Results (Unaudited) (continued)

Average Annual Total Returns(a) as of September 30, 2023

		Since
		Inception
	One Year	(9/30/20)
VELA Large Cap Plus Fund
Class A Shares
Without Load	14.47%	13.46%
With Load	8.74%	11.52%
Class I Shares	14.81%	13.73%
Russell 1000 Index(b)	21.19%	9.53%
S&P 500 Index(c)	21.62%	10.15%

	Expense Ratios(d)
	Class A	Class I
	Shares	Shares
	2.07%	1.82%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on the VELA Large Cap Plus Fund’s (the “Fund”) distributions or the redemption of shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-833-399-1001.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions. Total returns for less than one year are not annualized.

(b)	The Russell 1000 Index is an unmanaged market capitalization weighted index measuring the performance of the largest 1,000 companies by market capitalization in the Russell 3000 Index. The Russell 3000 Index is an unmanaged market capitalization weighted index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization.

(c)	The S&P 500 Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than are found in the Fund’s portfolio. Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in an index, however, an individual may invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(d)	The expense ratios shown, which include acquired fund fees and expenses of 0.01%, reflect information from the Fund’s prospectus dated January 30, 2023. Additional information pertaining to the expense ratios as of September 30, 2023 can be found in the financial highlights.

Investment Results (Unaudited) (continued)

The Fund’s investment objective, strategies, risks, charges and expenses must be considered carefully before investing. The Fund’s prospectus contains this and other important information about the Fund, and it should be read carefully before investing. Investors may obtain a copy of the prospectus by calling 1-833-399-1001.

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $10,000 Investment in the VELA Large Cap Plus Fund – Class I Shares, the Russell 1000 Index and the S&P 500 Index (Unaudited)

The chart above assumes an initial investment of $10,000 made on September 30, 2020 (commencement of operations) and held through September 30, 2023. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Investment returns and principal values will fluctuate so that your shares, when redeemed may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-833-399-1001. You should carefully consider the investment objective, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

Investment Results (Unaudited) (continued)

Average Annual Total Returns(a) as of September 30, 2023

		Since
		Inception
	One Year	(9/30/20)
VELA International Fund
Class A Shares
Without Load	27.13%	7.28%
With Load	20.76%	5.45%
Class I Shares	27.28%	7.59%
MSCI World ex USA Index(b)	24.00%	6.07%

	Expense Ratios(c)
	Class A	Class I
	Shares	Shares
	1.44%	1.19%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on the VELA International Fund’s (the “Fund”) distributions or the redemption of shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-833-399-1001.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions. Total returns for less than one year are not annualized.

(b)	The MSCI World ex USA Index is an unmanaged free float-adjusted market capitalization index that is designed to measure global developed market equity performance. Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in an index, however, an individual may invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)	The expense ratios shown, which include acquired fund fees and other expenses of 0.02%, reflect information from the Fund’s prospectus dated January 30, 2023. Additional information pertaining to the expense ratios as of September 30, 2023 can be found in the financial highlights.

The Fund’s investment objective, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund, and it should be read carefully before investing. Investors may obtain a copy of the prospectus by calling 1-833-399-1001.

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $10,000 Investment in the VELA International Fund – Class I Shares and the MSCI World ex USA Index. (Unaudited)

The chart above assumes an initial investment of $10,000 made on September 30, 2020 (commencement of operations) and held through September 30, 2023. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Investment returns and principal values will fluctuate so that your shares, when redeemed may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-833-399-1001. You should carefully consider the investment objective, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

Investment Results (Unaudited) (continued)

Average Annual Total Returns(a) as of September 30, 2023

		Since
		Inception
	One Year	(3/31/22)
VELA Income Opportunities Fund
Class A Shares
Without Load	10.07%	(6.71)%
With Load	4.54%	(9.86)%
Class I Shares	10.22%	(6.45)%
Russell 3000 Total Return Index(b)	20.46%	(2.77)%
50% Russell 3000 Total Return Index(b) / 50% Bloomberg U.S. Aggregate Bond Index(c)	10.39%	(4.04)%

	Expense Ratios(d)
	Class A	Class I
	Shares	Shares
	1.18%	0.93%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on the VELA International Fund’s (the “Fund”) distributions or the redemption of shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-833-399-1001.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions. Total returns for less than one year are not annualized.

(b)	The Russell 3000 Total Return Index is a capitalization-weighted stock market index, maintained by FTSE Russell, that seeks to be a benchmark of the entire U.S stock market. It measures the performance of the 3,000 largest publicly held companies incorporated in America as measured by total market capitalization, and represents approximately 98% of the American public equity market.

(c)	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market. This includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and collateralized mortgage-backed securities.

(d)	The expense ratios shown, which include acquired fund fees and other expenses of 0.01%, reflect information from the Fund’s prospectus dated January 30, 2023. Additional information pertaining to the expense ratios as of September 30, 2023 can be found in the financial highlights.

The Fund’s investment objective, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund, and it should be read carefully before investing. Investors may obtain a copy of the prospectus by calling 1-833-399-1001.

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $10,000 Investment in the VELA Income Opportunities Fund – Class I Shares, the Russell 3000 Total Return Index and the 50% Russell 3000 Total Return Index / 50% Bloomberg U.S. Aggregate Bond Index (Unaudited)

The chart above assumes an initial investment of $10,000 made on March 31, 2022 (commencement of operations) and held through September 30, 2023. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Investment returns and principal values will fluctuate so that your shares, when redeemed may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-833-399-1001. You should carefully consider the investment objective, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

Sector Holdings (Unaudited)

VELA Small Cap Fund

Sector Allocation(a)
Communications	1.93%
Consumer Discretionary	16.61%
Consumer Staples	10.85%
Energy	8.88%
Financials	10.69%
Health Care	9.66%
Industrials	25.53%
Materials	8.38%
Technology	2.74%
Money Market Funds	6.47%
Written Options	-1.61%
Liabilities in Excess of Other Assets	-0.13%
100.00%

(a)	As a percentage of net assets.

The investment objective of the VELA Small Cap Fund is to provide long-term capital appreciation.

VELA Large Cap Plus Fund

Sector Allocation(a)	Long	Short	Gross	Net
Communications	8.18%	0.00%	8.18%	8.18%
Consumer Discretionary	9.55%	-1.45%	11.00%	8.10%
Consumer Staples	3.31%	-0.63%	3.94%	2.68%
Energy	9.67%	-0.39%	10.06%	9.28%
Financials	12.74%	-1.22%	13.96%	11.52%
Health Care	17.69%	-0.57%	18.26%	17.12%
Industrials	8.41%	-0.78%	9.19%	7.63%
Materials	2.73%	-0.46%	3.19%	2.27%
Technology	23.98%	-0.84%	24.82%	23.14%
Utilities	2.83%	0.00%	2.83%	2.83%
Exchange-Traded Funds	1.32%	-0.62%	1.94%	0.70%
Purchased Options	0.50%	0.00%	0.50%	0.50%
Money Market Funds	2.30%	0.00%	2.30%	2.30%
Written Options	0.00%	-1.68%	1.68%	-1.68%
Other Assets in Excess of Liabilities	5.43%	0.00%	5.43%	5.43%
	108.64%	-8.64%	117.28%	100.00%

(a)	As a percentage of net assets.

The investment objective of the VELA Large Cap Plus Fund is to provide long-term capital appreciation.

Sector Holdings (Unaudited)

VELA International Fund

Sector Allocation(a)
Communications	9.00%
Consumer Discretionary	8.81%
Consumer Staples	16.08%
Energy	7.62%
Financials	6.86%
Health Care	5.62%
Industrials	12.41%
Materials	15.18%
Technology	9.60%
U.S. Government & Agencies	2.53%
Money Market Funds	5.94%
Other Assets in Excess of Liabilities	0.35%
100.00%

(a)	As a percentage of net assets.

The investment objective of the VELA International Fund is to provide long-term capital appreciation.

VELA Income Opportunities Fund

Sector Allocation(a)
Communications	4.00%
Consumer Discretionary	17.51%
Consumer Staples	11.17%
Energy	8.59%
Financials	8.25%
Health Care	12.88%
Industrials	15.34%
Materials	3.02%
Real Estate	4.19%
Technology	5.00%
Utilities	3.38%
U.S. Government & Agencies	5.43%
Money Market Funds	1.28%
Written Options	-0.42%
Other Assets in Excess of Liabilities	0.38%
100.00%

(a)	As a percentage of net assets.

The investment objective of the VELA Income Opportunities Fund is to provide current income and the secondary investment objective is to provide long-term capital appreciation.

Availability of Portfolio Schedules (Unaudited)

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at https:// www.sec.gov or on the Funds’ website at www.velafunds.com.

VELA Small Cap Fund
Schedule of Investments
September 30, 2023

	Shares	Fair Value
Common Stocks — 95.27%
Communications — 1.93%
Criteo S.A. - ADR(a)	49,833	$1,455,124

Consumer Discretionary — 16.61%
Atlanta Braves Holdings, Inc., Class C(a)	49,705	1,775,960
Fox Factory Holding Corp.(a)(b)	11,153	1,105,039
Gildan Activewear, Inc.	60,614	1,697,798
Graham Holdings Co., Class B	3,303	1,925,649
Lazydays Holdings, Inc.(a)	170,202	1,293,535
Papa John’s International, Inc.	20,319	1,386,162
Vail Resorts, Inc.	8,751	1,941,759
Wendy’s Co. (The)	68,740	1,402,984
		12,528,886
Consumer Staples — 10.85%
Casey’s General Stores, Inc.(b)	8,251	2,240,312
Flowers Foods, Inc.	50,748	1,125,591
John B. Sanfilippo. & Son,Inc(b)	7,118	703,258
MGP Ingredients, Inc.(b)	8,988	948,054
Ollie’s Bargain Outlet Holdings, Inc.(a)(b)	14,235	1,098,657
Performance Food Group Co.(a)(b)	35,163	2,069,694
		8,185,566
Energy — 8.88%
Civitas Resources, Inc.(b)	30,330	2,452,787
Devon Energy Corp.(b)	9,545	455,296
Range Resources Corp.(b)	77,146	2,500,302
Tidewater, Inc.(a)(b)	18,127	1,288,286
		6,696,671
Financials — 10.69%
1st Source Corp.	34,808	1,465,069
Assured Guaranty Ltd.(b)	22,437	1,357,887
Axis Capital Holdings Ltd.	38,391	2,164,101
BOK Financial Corp.	8,599	687,748
Cullen/Frost Bankers, Inc.	7,246	660,907
Houlihan Lokey, Inc.(b)	11,521	1,234,130
Trustmark Corp.	22,819	495,857
		8,065,699
Health Care — 9.66%
Biohaven Ltd.(a)(b)	8,827	229,590
Denali Therapeutics, Inc.(a)	10,575	218,162
Encompass Health Corp.(b)	22,335	1,500,019
Envista Holdings Corp.(a)	26,831	748,048
Lantheus Holdings, Inc.(a)(b)	11,993	833,274
Maravai LifeSciences Holdings, Inc.(a)	40,552	405,520
National Healthcare Corp.	26,830	1,716,583
PROCEPT BioRobotics Corp(a)(b)	16,918	555,080
Rocket Pharmaceuticals, Inc.(a)	15,326	314,030
SI-BONE, Inc.(a)	35,937	763,302
		7,283,608

See accompanying notes which are an integral part of these financial statements.

VELA Small Cap Fund
Schedule of Investments (continued)
September 30, 2023

	Shares	Fair Value
Common Stocks — 95.27%— (continued)
Industrials — 25.53%
Applied Industrial Technologies, Inc.(b)	17,942	$2,774,013
BWX Technologies, Inc.(b)	29,831	2,236,728
Copa Holdings, S.A., Class A	10,589	943,692
Greenbrier Companies, Inc. (The)(b)	68,824	2,752,960
Hub Group, Inc., Class A(a)	25,864	2,031,358
Huntington Ingalls Industries, Inc.	5,074	1,038,039
Kirby Corp.(a)(b)	50,150	4,152,420
Tetra Tech, Inc.	4,845	736,585
U-Haul Holding Co.	18,000	943,020
XPO, Inc.(a)(b)	22,092	1,649,389
		19,258,204
Materials — 8.38%
Ashland Global Holdings, Inc.	27,874	2,276,748
Major Drilling Group International, Inc.(a)	202,029	1,230,107
RPM International, Inc.(b)	9,685	918,235
Valvoline, Inc.(a)	58,751	1,894,132
		6,319,222
Technology — 2.74%
JFrog Ltd.(a)(b)	45,105	1,143,863
Nutanix, Inc., Class A(a)(b)	26,391	920,518
		2,064,381
TOTAL COMMON STOCKS
(Cost $62,141,992)		71,857,361

Money Market Funds - 6.47%
Federated Hermes Treasury Obligations Fund, Institutional Shares, 5.22%(c)	4,880,249	4,880,249

TOTAL MONEY MARKET FUNDS
(Cost $4,880,249)		4,880,249

Total Investments — 101.74%
(Cost $67,022,241)		76,737,610

Liabilities in Excess of Other Assets — (1.74)%		(1,312,244)

Net Assets — 100.00%		$75,425,366

(a)	Non-income producing security.

(b)	All or a portion of the security is held as collateral for written options.

(c)	Rate disclosed is the seven day effective yield as of September 30, 2023.

See accompanying notes which are an integral part of these financial statements.

VELA Small Cap Fund
Schedule of Open Written Option Contracts
September 30, 2023

	Number of	Notional	Exercise	Expiration
Description	Contracts	Amount	Price	Date	Fair Value
Written Call Options (1.61)%
Applied Industrial Technologies, Inc.	(55)	$(850,355)	$175.00	February 2024	$(24,750)
Assured Guaranty Ltd.	(79)	(478,108)	70.00	January 2024	(4,345)
Biohaven Pharmaceutical Holding Co. Ltd.	(70)	(182,070)	30.00	January 2024	(22,400)
BWX Technologies, Inc.	(200)	(1,499,600)	80.00	January 2024	(40,500)
Casey’s General Stores, Inc.	(50)	(1,357,600)	290.00	February 2024	(45,000)
Civitas Resources, Inc.	(165)	(1,334,355)	90.00	December 2024	(118,800)
Devon Energy Corp.	(33)	(157,410)	65.00	June 2024	(4,092)
Encompass Health Corp.	(56)	(376,096)	75.00	January 2024	(5,320)
Fox Factory Holding Corp.	(45)	(445,860)	135.00	March 2024	(13,838)
Greenbrier Companies, Inc. (The)	(170)	(680,000)	50.00	March 2024	(21,250)
Houlihan Lokey, Inc.	(46)	(492,752)	115.00	December 2023	(13,570)
JFrog Ltd.	(265)	(672,040)	35.00	January 2024	(8,613)
John B. Sanfilippo & Son, Inc.	(36)	(355,680)	113.80	December 2023	(7,092)
Kirby Corp.	(175)	(1,449,000)	100.00	March 2024	(31,500)
Lantheus Holdings, Inc.	(24)	(166,752)	95.00	January 2024	(6,180)
MGP Ingredients, Inc.	(37)	(390,276)	135.00	December 2023	(3,848)
Nutanix, Inc.	(75)	(261,600)	40.00	January 2024	(9,563)
Nutanix, Inc.	(97)	(338,336)	37.50	January 2025	(57,229)
Ollie’s Bargain Outlet Holdings, Inc.	(140)	(1,080,520)	80.00	June 2024	(148,400)
Performance Food Group Co.	(125)	(735,750)	65.00	January 2024	(20,313)
PROCEPT BioRobotics Corp.	(120)	(393,720)	40.00	January 2024	(23,700)
Range Resources Corp.	(425)	(1,377,425)	37.00	January 2025	(206,124)
RPM International, Inc.	(34)	(322,354)	105.00	February 2024	(7,055)
Tidewater, Inc.	(125)	(888,375)	90.00	December 2024	(129,375)
XPO Logistics, Inc.	(161)	(1,202,026)	80.00	January 2025	(239,890)
Total Written Options (Premiums Received $1,254,926)					$(1,212,747)

See accompanying notes which are an integral part of these financial statements.

VELA Large Cap Plus Fund
Schedule of Investments
September 30, 2023

	Shares	Fair Value
Common Stocks — 99.09%
Communications — 8.18%
Alphabet, Inc., Class A(a)	17,385	$2,275,001
Meta Platforms, Inc., Class A(a)(b)(c)	3,981	1,195,136
T-Mobile US, Inc.(a)	5,878	823,214
Uber Technologies, Inc.(a)	5,919	272,215
		4,565,566
Consumer Discretionary — 9.55%
Aptiv PLC(a)	3,878	382,332
Booking Holdings, Inc.(a)	176	542,775
Home Depot, Inc. (The)	2,863	865,084
NVR, Inc.(a)	165	983,945
O’Reilly Automotive, Inc.(a)	653	593,485
Starbucks Corp.	7,039	642,450
TJX Companies, Inc. (The)	11,224	997,589
Ulta Beauty, Inc.(a)	808	322,756
		5,330,416
Consumer Staples — 3.31%
Casey’s General Stores, Inc.	889	241,381
Kraft Heinz Co. (The)	21,624	727,431
PepsiCo, Inc.	5,177	877,191
		1,846,003
Energy — 9.67%
Baker Hughes Co., Class A(b)(c)	26,751	944,845
Energy Transfer LP(b)(c)	122,714	1,721,678
Enterprise Products Partners L.P.(b)(c)	62,117	1,700,142
Suncor Energy, Inc.(b)(c)	30,019	1,032,053
		5,398,718
Financials — 12.74%
Arch Capital Group Ltd.(a)	12,849	1,024,194
Bank of America Corp.	19,512	534,238
Berkshire Hathaway, Inc., Class B(a)	5,084	1,780,925
Charles Schwab Corp. (The)(b)(c)	13,811	758,224
Citigroup, Inc.(b)	14,368	590,956
Goldman Sachs Group, Inc. (The)(b)(c)	1,968	636,786
MetLife, Inc.(b)	16,001	1,006,623
Wells Fargo & Co.(b)	19,088	779,936
		7,111,882
Health Care — 17.69%
AbbVie, Inc.(b)(c)	5,283	787,484
Alnylam Pharmaceuticals, Inc.(a)(b)(c)	3,417	605,151
AstraZeneca PLC - ADR(b)	13,177	892,346
Boston Scientific Corp. (a)(b)	18,260	964,128
Denali Therapeutics, Inc.(a)	8,896	183,525
Elevance Health, Inc.	1,018	443,258
Encompass Health Corp.	11,200	752,192
Humana, Inc.(b)	2,704	1,315,550
Johnson & Johnson	6,059	943,689

See accompanying notes which are an integral part of these financial statements.

VELA Large Cap Plus Fund
Schedule of Investments (continued)
September 30, 2023

	Shares	Fair Value
Common Stocks — 99.09%— (continued)
Health Care — 17.69%— (continued)
Lantheus Holdings, Inc.(a)(b)(c)	8,822	$612,953
Medtronic PLC	8,895	697,012
Roivant Sciences Ltd.(a)	29,765	347,655
Sarepta Therapeutics, Inc.(a)(b)(c)	2,788	337,961
Vertex Pharmaceuticals, Inc.(a)(b)(c)	2,841	987,929
		9,870,833
Industrials — 8.41%
CSX Corp.	32,514	999,805
Deere & Co.	1,387	523,426
FedEx Corp.(b)(c)	3,662	970,137
JB Hunt Transport Services, Inc.	3,882	731,835
Johnson Controls International PLC	13,359	710,832
Northrop Grumman Corp.	1,725	759,328
		4,695,363
Materials — 2.73%
Avery Dennison Corp.	3,364	614,502
Linde PLC	1,722	641,187
LyondellBasell Industries N.V., Class A	2,820	267,054
		1,522,743
Technology — 23.98%
Accenture PLC, Class A(b)	3,681	1,130,472
Adobe, Inc.(a)(b)(c)	2,262	1,153,394
Apple, Inc.(b)	12,629	2,162,211
Autodesk, Inc.(a)	1,540	318,641
Microchip Technology, Inc.(b)(c)	13,954	1,089,110
Microsoft Corp.(b)(c)	7,804	2,464,113
Nutanix, Inc., Class A(a)(b)(c)	28,427	991,534
PayPal Holdings, Inc.(a)(b)(c)	9,247	540,580
Salesforce, Inc.(a)(b)(c)	5,040	1,022,011
ServiceNow, Inc.(a)(b)(c)	1,964	1,097,797
Teradyne, Inc.(b)(c)	4,712	473,367
Visa, Inc., Class A(b)	4,096	942,121
		13,385,351
Utilities — 2.83%
CenterPoint Energy, Inc.(b)	29,681	796,935
Exelon Corp.(b)	20,673	781,233
		1,578,168
TOTAL COMMON STOCKS
(Cost $46,566,936)		55,305,043

Exchange-Traded Funds — 1.32%
SPDRR S&PR Regional Banking ETF(b)(c)	17,603	735,277

TOTAL EXCHANGE-TRADED FUNDS
(Cost $777,724)		735,277

See accompanying notes which are an integral part of these financial statements.

VELA Large Cap Plus Fund
Schedule of Investments (continued)
September 30, 2023

	Number of	Notional	Exercise	Expiration
Description	Contracts	Amount	Price	Date	Fair Value
CALL OPTIONS PURCHASED — 0.34%
Amazon.com, Inc.	65	$826,280	$130.00	March 2024	$78,488
Tesla, Inc.	50	1,251,100	300.00	April 2024	111,125
TOTAL CALL OPTIONS PURCHASED
(Cost $252,018)					189,613

PUT OPTIONS PURCHASED — 0.16%
Adobe, Inc.	15	764,850	450.00	January 2024	17,887
Alnylam Pharmaceuticals, Inc.	30	531,300	160.00	December 2023	15,900
Baker Hughes Co.	150	529,800	25.00	January 2024	2,250
Energy Transfer LP	955	1,339,865	10.00	January 2025	36,768
Enterprise Products Partners L.P.	450	1,231,650	22.00	January 2024	2,925
Salesforce, Inc.	45	912,510	170.00	January 2024	13,140
TOTAL PUT OPTIONS PURCHASED
(Cost $196,044)					88,870

				Shares	Fair Value
Money Market Funds - 2.30%
Federated Hermes Treasury Obligations Fund, Institutional Shares, 5.22%(d)				1,286,371	1,286,371

TOTAL MONEY MARKET FUNDS
(Cost $1,286,371)					1,286,371

Total Investments — 103.21%
(Cost $49,079,093)					57,605,174

Liabilities in Excess of Other Assets — (3.21)%					(1,792,843)

Net Assets — 100.00%					$55,812,331

(a)	Non-income producing security.

(b)	All or a portion of the security is held as collateral for securities sold short. The fair value of this collateral on September 30, 2023 was $28,697,394.

(c)	All or a portion of the security is held as collateral for written options.

(d)	Rate disclosed is the seven day effective yield as of September 30, 2023.

See accompanying notes which are an integral part of these financial statements.

VELA Large Cap Plus Fund
Schedule of Open Written Options Contracts
September 30, 2023

	Number of	Notional	Exercise	Expiration
Description	Contracts	Amount	Price	Date	Fair Value
Written Call Options (1.68)%
AbbVie, Inc.	(43)	$(640,958)	$165.00	January 2025	$(39,345)
Adobe Systems, Inc.	(16)	(815,840)	610.00	January 2025	(84,960)
Alnylam Pharmaceuticals, Inc.	(30)	(531,300)	270.00	January 2025	(31,200)
Baker Hughes Co.	(214)	(755,848)	40.00	January 2024	(17,120)
Charles Schwab Corp. (The)	(111)	(609,390)	75.00	December 2025	(61,050)
Energy Transfer, L.P.	(1,105)	(1,550,315)	15.00	January 2025	(90,610)
Enterprise Products Partners, L.P.	(382)	(1,045,534)	30.00	June 2024	(11,460)
FedEx Corp.	(30)	(794,760)	280.00	June 2024	(61,650)
Goldman Sachs Group, Inc. (The)	(14)	(452,998)	400.00	June 2024	(7,770)
Lantheus Holdings, Inc.	(58)	(402,984)	115.00	January 2025	(34,220)
Meta Platforms, Inc.	(29)	(870,609)	500.00	December 2025	(85,405)
Microchip Technology, Inc.	(85)	(663,425)	100.00	January 2025	(46,750)
Microsoft Corp.	(55)	(1,736,625)	430.00	December 2024	(54,587)
Nutanix, Inc.	(213)	(742,944)	50.00	January 2025	(39,938)
PayPal Holdings, Inc.	(74)	(432,604)	85.00	April 2024	(7,622)
Salesforce, Inc.	(26)	(527,228)	280.00	June 2024	(10,140)
Sarepta Therapeutics, Inc.	(25)	(303,050)	150.00	January 2024	(54,625)
ServiceNow, Inc.	(15)	(838,440)	700.00	June 2024	(41,325)
SPDRR S&PR Regional Banking ETF	(123)	(513,771)	57.00	December 2025	(36,531)
Suncor Energy, Inc.	(221)	(759,798)	37.00	July 2024	(59,670)
Teradyne, Inc.	(24)	(241,104)	135.00	January 2025	(17,040)
Vertex Pharmaceuticals, Inc.	(23)	(799,802)	440.00	January 2025	(46,690)
Total Written Options (Premiums Received $1,089,273)					$(939,708)

See accompanying notes which are an integral part of these financial statements

VELA Large Cap Plus Fund
Schedule of Securities Sold Short
September 30, 2023

	Shares	Fair Value
Common Stocks - Short - (6.34%)
Consumer Discretionary - (1.45%)
Caesars Entertainment, Inc.(a)	(3,421)	$(158,563)
Floor & Decor Holdings, Inc., Class A(a)	(1,652)	(149,506)
Lucid Group, Inc.(a)	(25,941)	(145,010)
Marriott International, Inc., Class A	(578)	(113,612)
PulteGroup, Inc.	(1,526)	(113,000)
Texas Roadhouse, Inc.	(1,368)	(131,465)
		(811,156)
Consumer Staples - (0.63%)
Clorox Co. (The)	(935)	(122,541)
Five Below, Inc.(a)	(729)	(117,296)
Hormel Foods Corp.	(2,991)	(113,748)
		(353,585)
Energy - (0.39%)
Schlumberger Ltd.	(3,765)	(219,500)

Financials - (1.22%)
Capital One Financial Corp.	(1,962)	(190,412)
Cincinnati Financial Corp.	(1,730)	(176,962)
Coinbase Global, Inc., Class A(a)	(1,524)	(114,422)
SoFi Technologies, Inc.(a)	(9,605)	(76,744)
Synchrony Financial	(3,900)	(119,223)
		(677,763)
Health Care - (0.57%)
Globus Medical, Inc., Class A(a)	(2,382)	(118,266)
Insulet Corp.(a)	(484)	(77,193)
Integra LifeSciences Holdings Corp.(a)	(3,255)	(124,308)
		(319,767)
Industrials - (0.78%)
Caterpillar, Inc.	(304)	(82,992)
GFL Environmental, Inc.	(6,027)	(191,417)
Watsco, Inc.	(429)	(162,042)
		(436,451)
Materials - (0.46%)
Steel Dynamics, Inc.	(2,381)	(255,291)

Technology - (0.84%)
Block, Inc., Class A(a)	(1,741)	(77,057)
Logitech International S.A.	(2,436)	(167,938)
Twilio, Inc., Class A(a)	(2,360)	(138,131)
Veeva Systems, Inc., Class A(a)	(416)	(84,635)
		(467,761)
TOTAL COMMON STOCKS - SHORT
(Proceeds Received $3,771,907)		$(3,541,274)

See accompanying notes which are an integral part of these financial statements

VELA Large Cap Plus Fund
Schedule of Securities Sold Short (continued)
September 30, 2023

	Shares	Fair Value
Exchange-Traded Funds - Short - (0.62%)
ARK Innovation ETF(a)	(8,663)	$(343,661)
TOTAL EXCHANGE-TRADED FUNDS - SHORT
(Proceeds Received $334,981)		$(343,661)

TOTAL SECURITIES SOLD SHORT - (6.96)% (Proceeds Received $4,106,888)		$(3,884,935)

(a)	Non-income producing security.

See accompanying notes which are an integral part of these financial statements.

VELA International Fund
Schedule of Investments
September 30, 2023

	Shares	Fair Value
Common Stocks — 91.18%
Australia — 1.72%
Health Care — 1.72%
Ansell Ltd.	49,400	$700,315
Total Australia		700,315

Austria — 3.64%
Communications — 2.86%
Eurotelesites AG(a)	36,000	157,564
Telekom Austria AG	144,000	1,004,490
		1,162,054
Materials — 0.78%
Wienerberger AG	12,600	318,894
Total Austria		1,480,948

Belgium — 1.98%
Financials — 1.98%
KBC Group NV	12,900	803,068
Total Belgium		803,068

Canada — 13.78%
Consumer Staples — 2.03%
Empire Co., Ltd., Class A	30,400	827,011

Energy — 4.88%
Parkland Corp.	31,900	933,110
Suncor Energy, Inc.	30,500	1,048,590
		1,981,700
Industrials — 1.15%
Finning International, Inc.	15,900	468,955

Materials — 5.72%
Alamos Gold, Inc., Class A	48,500	547,565
Major Drilling Group International, Inc.(a)	132,500	806,761
OceanaGold Corp.	495,000	969,417
		2,323,743
Total Canada		5,601,409

Denmark — 2.09%
Industrials — 2.09%
FLSmidth & Co. A/S	18,900	851,846
Total Denmark		851,846

France — 8.24%
Communications — 2.10%
Criteo S.A. - ADR(a)	29,300	855,560

Consumer Discretionary — 2.41%
Cia Generale de Establissements Michelin SCA	32,000	979,371

See accompanying notes which are an integral part of these financial statements.

VELA International Fund
Schedule of Investments (continued)
September 30, 2023

	Shares	Fair Value
Common Stocks — 91.18% — (continued)
France — 8.24% — (continued)
Energy — 2.75%
TotalEnergies SE	17,000	$1,117,681

Industrials — 0.98%
Rexel SA	17,800	398,805
Total France		3,351,417

Germany — 10.82%
Consumer Discretionary — 1.41%
Fielmann AG	13,300	573,314

Consumer Staples — 1.23%
Henkel AG & Co. KGaA	7,000	498,440

Health Care — 1.82%
Bayer AG	15,400	739,537

Industrials — 1.04%
Duerr AG	15,600	422,113

Materials — 3.17%
Covestro AG(a)	10,000	537,721
Fuchs Petrolub SE	23,600	755,680
		1,293,401
Technology — 2.15%
Infineon Technologies AG	26,400	874,342
Total Germany		4,401,147

Hong Kong — 7.63%
Consumer Staples — 2.50%
WH Group Ltd.	1,940,000	1,015,458

Industrials — 2.57%
Johnson Electric Holdings Ltd.	851,440	1,043,853

Technology — 2.56%
VTech Holdings Ltd.	174,200	1,042,285
Total Hong Kong		3,101,596

Iceland — 1.74%
Industrials — 1.74%
Marel HF	245,000	708,836
Total Iceland		708,836

Indonesia — 2.37%
Materials — 2.37%
United Tractors Tbk PT	530,000	964,735
Total Indonesia		964,735

See accompanying notes which are an integral part of these financial statements.

VELA International Fund
Schedule of Investments (continued)
September 30, 2023

	Shares	Fair Value
Common Stocks — 91.18% — (continued)
Japan — 8.61%
Consumer Discretionary — 2.03%
Honda Motor Co. Ltd.	73,500	$826,847

Consumer Staples — 1.46%
Suntory Beverage & Food Ltd.	19,500	593,438

Industrials — 0.78%
OSG Corp.	26,900	316,311

Materials — 1.84%
Toray Industries, Inc.	144,000	749,237

Technology — 2.50%
Nintendo Co. Ltd.	24,400	1,013,885
Total Japan		3,499,718

Luxembourg — 2.08%
Consumer Staples — 2.08%
B&M European Value Retail SA	118,300	843,758
Total Luxembourg		843,758

Mexico — 2.83%
Consumer Staples — 2.83%
Gruma SAB de CV	36,200	618,210
Kimberly-Clark de Mexico SAB de CV	267,300	532,116
		1,150,326
Total Mexico		1,150,326

Netherlands — 3.06%
Communications — 0.92%
Koninklijke KPN NV	113,400	373,596

Financials — 2.14%
ING Groep NV	66,200	872,474
Total Netherlands		1,246,070

Sweden — 4.79%
Financials — 2.74%
Svenska Handelsbanken AB, Class A	125,000	1,112,298

Industrials — 2.05%
Loomis AB	31,000	834,344
Total Sweden		1,946,642

Switzerland — 5.04%
Consumer Discretionary — 2.96%
Cie Financiere Richemont SA	4,200	511,467
Swatch Group AG (The)	2,700	691,500
		1,202,967

See accompanying notes which are an integral part of these financial statements.

VELA International Fund
Schedule of Investments (continued)
September 30, 2023

	Shares	Fair Value
Common Stocks — 91.18% — (continued)
Switzerland — 5.04% — (continued)
Health Care — 2.08%
Roche Holding AG	3,100	$846,266
Total Switzerland		2,049,233

United Kingdom — 10.76%
Communications — 3.11%
Informa PLC	49,600	452,891
WPP PLC	91,500	815,148
		1,268,039
Consumer Staples — 3.97%
Associated British Foods PLC	32,800	824,006
British American Tobacco PLC	25,100	788,054
		1,612,060
Materials — 1.29%
DS Smith PLC	150,000	523,122

Technology — 2.39%
Serco Group PLC	536,500	972,988
Total United Kingdom		4,376,209

TOTAL COMMON STOCKS
(Cost $34,475,894)		37,077,273

	Principal
	Amount
U.S. Government & Agencies(b) — 2.53%
United States Treasury Bill, 5.27%, 11/16/2023	$1,035,000	1,028,156

TOTAL U.S. GOVERNMENT & AGENCIES
(Cost $1,028,168)		1,028,156

Money Market Funds - 5.94%
Federated Hermes Treasury Obligations Fund, Institutional Shares, 5.22%(c)	2,415,094	2,415,094

TOTAL MONEY MARKET FUNDS
(Cost $2,415,094)		2,415,094

Total Investments — 99.65%
(Cost $37,919,156)		40,520,523

Other Assets in Excess of Liabilities — 0.35%		142,063

Net Assets — 100.00%		$40,662,586

(a)	Non-income producing security.

(b)	The rate shown represents effective yield at time of purchase.

(c)	Rate disclosed is the seven day effective yield as of September 30, 2023.

See accompanying notes which are an integral part of these financial statements.

VELA Income Opportunities Fund
Schedule of Investments
September 30, 2023

	Shares	Fair Value
Common Stocks — 75.75%
Communications — 3.51%
Comcast Corp., Class A(a)	11,176	$495,544
Omnicom Group, Inc.(a)	3,447	256,732
Verizon Communications, Inc.	6,338	205,415
		957,691
Consumer Discretionary — 11.53%
Genuine Parts Co.	2,461	355,319
Home Depot, Inc. (The)(a)	1,894	572,291
Polaris Industries, Inc.(a)	4,635	482,689
Starbucks Corp.	5,383	491,306
TJX Companies, Inc. (The)(a)	3,399	302,103
Vail Resorts, Inc.(a)	1,772	393,189
Wendy’s Co. (The)(a)	26,877	548,560
		3,145,457
Consumer Staples — 9.87%
Coca-Cola Co. (The)	4,546	254,485
Flowers Foods, Inc.(a)	26,735	592,982
Kraft Heinz Co. (The)(a)	22,736	764,839
Mondelez International, Inc., Class A	4,027	279,474
PepsiCo, Inc.	873	147,921
Sysco Corp.	9,901	653,961
		2,693,662
Energy — 6.98%
Baker Hughes Co., Class A(a)	16,040	566,533
Civitas Resources, Inc.(a)	9,313	753,142
Suncor Energy, Inc.(a)	17,023	585,251
		1,904,926
Financials — 6.57%
Axis Capital Holdings Ltd.	7,216	406,766
Cullen/Frost Bankers, Inc.(a)	4,006	365,387
JPMorgan Chase & Co.(a)	4,055	588,056
Mercury General Corp.	9,025	252,971
Trustmark Corp.	8,287	180,077
		1,793,257
Health Care — 12.10%
Abbott Laboratories(a)	5,317	514,951
AbbVie, Inc.(a)	4,134	616,214
Bayer AG	6,612	317,703
Johnson & Johnson	3,614	562,881
Medtronic PLC(a)	8,371	655,952
National Healthcare Corp.	9,908	633,914
		3,301,615
Industrials — 11.92%
Copa Holdings, S.A., Class A	2,824	251,675
FedEx Corp.(a)	1,479	391,817
Greenbrier Companies, Inc. (The)(a)	23,478	939,120
Huntington Ingalls Industries, Inc.	2,074	424,299

See accompanying notes which are an integral part of these financial statements.

VELA Income Opportunities Fund
Schedule of Investments (continued)
September 30, 2023

	Shares	Fair Value
Common Stocks — 75.75% — (continued)
Industrials — 11.92% — (continued)
Johnson Controls International PLC(a)	6,508	$346,291
Norfolk Southern Corp.(a)	2,684	528,560
Northrop Grumman Corp.(a)	844	371,520
		3,253,282
Materials — 1.60%
Avery Dennison Corp.(a)	2,383	435,303

Real Estate — 3.29%
Realty Income Corp.	7,037	351,428
Simon Property Group, Inc.	5,056	546,199
		897,627
Technology — 5.00%
Cisco Systems, Inc.(a)	3,621	194,665
Fidelity National Information Services, Inc.	10,101	558,282
Nintendo Co. Ltd.	3,700	154,248
Texas Instruments, Inc.(a)	2,866	455,723
		1,362,918
Utilities — 3.38%
Exelon Corp.	12,945	489,192
NorthWestern Energy Corp., Inc.	9,036	434,270
		923,462
TOTAL COMMON STOCKS
(Cost $21,299,891)		20,669,200

Preferred Stocks — 2.19%
Energy — 0.51%
Energy Transfer LP, Series E, 7.60%	5,700	139,251

Financials — 1.68%
Arch Capital Group Ltd., Series G, 4.55%	17,351	310,409
Stifel Financial Corp., Series B, 6.25%	6,300	148,869
		459,278
TOTAL PREFERRED STOCKS
(Cost $609,044)		598,529

	Principal Amount
U.S. Government & Agencies — 5.43%
United States Treasury Bill, 5.37%, 10/17/2023(b)	$250,000	249,452
United States Treasury Bill, 5.36%, 12/7/2023(b)	500,000	495,135
United States Treasury Bill, 5.45%, 2/22/2024(b)	500,000	489,471
United States Treasury Note, 4.75%, 7/31/2025(b)	250,000	248,369
TOTAL U.S. GOVERNMENT & AGENCIES
(Cost $1,483,348)		1,482,427

Corporate Bonds — 15.39%
Communications — 0.49%
Nexstar Media, Inc., 5.63%, 7/15/2027	150,000	133,674

See accompanying notes which are an integral part of these financial statements.

VELA Income Opportunities Fund
Schedule of Investments (continued)
September 30, 2023

	Principal
	Amount	Fair Value
Corporate Bonds — 15.39% — (continued)
Consumer Discretionary — 5.98%
Carnival Corp., 10.50%, 6/1/2030	$250,000	$257,686
Graham Holdings Co., 5.75%, 6/1/2026	125,000	120,947
Nordstrom, Inc., 4.25%, 8/1/2031	300,000	217,890
Papa John’s International, Inc., 3.88%, 9/15/2029	300,000	247,986
Scotts Miracle-Gro Co. (The), 4.50%, 10/15/2029	150,000	122,800
Taylor Morrison Communities, Inc., 5.88%, 6/15/2027	250,000	237,943
Vail Resorts, Inc., 6.25%, 5/15/2025	125,000	124,448
Viking Cruises Ltd., 9.13%, 7/15/2031	150,000	150,480
Wendy’s International LLC, 7.00%, 12/15/2025	150,000	151,447
		1,631,627
Consumer Staples — 1.30%
Performance Food Group, Inc., 6.88%, 5/1/2025	150,000	149,939
Simmons Foods, Inc., 4.63%, 3/1/2029	250,000	205,401
		355,340
Energy — 1.10%
EQT Corp., 6.13%, 2/1/2025	150,000	149,626
PDC Energy, Inc., 5.75%, 5/15/2026	150,000	149,719
		299,345
Health Care — 0.78%
Encompass Health Corp., 4.63%, 4/1/2031	250,000	212,173

Industrials — 3.42%
Allegiant Travel Co., 7.25%, 8/15/2027	150,000	141,378
Con-way, Inc., 6.70%, 5/1/2034	365,000	351,479
Installed Building Products, Inc., 5.75%, 2/1/2028	250,000	230,434
Wabash National Corp., 4.50%, 10/15/2028	250,000	210,903
		934,194
Materials — 1.42%
Ashland LLC, 6.88%, 5/15/2043	240,000	230,148
Valvoline, Inc., 3.63%, 6/15/2031	150,000	116,472
Worthington Industries, Inc., 4.30%, 8/1/2032	50,000	39,796
		386,416
Real Estate — 0.90%
Iron Mountain, Inc., 7.00%, 2/15/2029	250,000	244,865

TOTAL CORPORATE BONDS
(Cost $4,278,689)		4,197,634

See accompanying notes which are an integral part of these financial statements.

VELA Income Opportunities Fund
Schedule of Investments (continued)
September 30, 2023

	Shares	Fair Value
Money Market Funds — 1.28%
Federated Hermes Treasury Obligations Fund, Institutional Shares, 5.22%(c)	349,631	349,631

TOTAL MONEY MARKET FUNDS
(Cost $349,631)		349,631

Total Investments — 100.04%
(Cost $28,020,603)		$27,297,421

Liabilities in Excess of Other Assets — (0.04)%		(11,345)

Net Assets — 100.00%		$27,286,076

(a)	All or a portion of the security is held as collateral for written options.

(b)	The rate shown represents effective yield at time of purchase.

(c)	Rate disclosed is the seven day effective yield as of September 30, 2023.

See accompanying notes which are an integral part of these financial statements.

VELA Income Opportunities Fund
Schedule of Open Written Options Contracts
September 30, 2023

	Number of	Notional	Exercise	Expiration
Description	Contracts	Amount	Price	Date	Fair Value
Written Call Options (0.42)%
Abbott Laboratories	(14)	$(135,590)	$120.00	November 2023	$(77)
AbbVie, Inc.	(35)	(521,710)	155.00	February 2024	(18,113)
Avery Dennison Corp.	(10)	(182,670)	200.00	January 2024	(3,650)
Avery Dennison Corp.	(6)	(109,602)	200.00	April 2024	(4,680)
Baker Hughes Co.	(40)	(141,280)	35.00	October 2023	(4,800)
Baker Hughes Co.	(64)	(226,048)	35.00	January 2024	(17,279)
Cisco Systems, Inc.	(27)	(145,152)	55.00	October 2023	(770)
Civitas Resources, Inc.	(30)	(242,610)	90.00	October 2023	(1,800)
Civitas Resources, Inc.	(16)	(129,392)	85.00	January 2024	(7,200)
Comcast Corp.	(36)	(159,624)	45.00	January 2024	(7,434)
Comcast Corp.	(31)	(137,454)	47.50	January 2024	(3,317)
Cullen/Frost Bankers, Inc.	(32)	(291,872)	130.00	January 2024	(1,696)
FedEx Corp.	(5)	(132,460)	300.00	October 2023	(38)
FedEx Corp.	(6)	(158,952)	300.00	March 2024	(4,155)
Flowers Foods, Inc.	(75)	(166,350)	30.00	October 2023	(75)
Greenbrier Companies, Inc. (The)	(49)	(196,000)	50.00	November 2023	(1,103)
Home Depot, Inc. (The)	(6)	(181,296)	345.00	February 2024	(1,890)
Johnson Controls International PLC	(26)	(138,346)	75.00	January 2024	(78)
JPMorgan Chase & Co.	(10)	(145,020)	155.00	December 2023	(2,165)
JPMorgan Chase & Co.	(10)	(145,020)	160.00	March 2024	(3,500)
Kraft Heinz Co. (The)	(63)	(211,932)	42.50	October 2023	(63)
Medtronic PLC	(27)	(211,572)	95.00	February 2024	(864)
Norfolk Southern Corp.	(10)	(196,930)	250.00	December 2023	(200)
Northrop Grumman Corp.	(6)	(264,114)	485.00	February 2024	(5,279)
Omnicom Group, Inc.	(17)	(126,616)	105.00	January 2024	(68)
Polaris Industries, Inc.	(31)	(322,834)	135.00	December 2023	(1,473)
Suncor Energy, Inc.	(45)	(154,710)	37.00	October 2023	(585)
Suncor Energy, Inc.	(82)	(281,916)	39.00	March 2024	(9,225)
Texas Instruments, Inc.	(8)	(127,208)	200.00	January 2024	(280)
TJX Companies, Inc. (The)	(17)	(151,096)	85.00	January 2024	(12,325)
Vail Resorts, Inc.	(6)	(133,134)	280.00	October 2023	(6)
Vail Resorts, Inc.	(7)	(155,323)	280.00	April 2024	(1,120)
Wendy’s Co. (The)	(79)	(161,239)	26.00	January 2024	(395)
Total Written Options (Premiums Received $202,026)					$(115,703)

See accompanying notes which are an integral part of these financial statements.

VELA Funds
Statements of Assets and Liabilities
September 30, 2023

			VELA	VELA Income
	VELA Small	VELA Large	International	Opportunities
	Cap Fund	Cap Plus Fund	Fund	Fund
Assets
Investments in securities at fair value (cost $67,022,241, $49,079,093, $37,919,156 and $28,020,603)	$76,737,610	$57,605,174	$40,520,523	$27,297,421
Cash held at broker for securities sold short	—	3,243,322	—	4,934
Foreign currency (cost $-, $-, $1,793 and $-)	—	—	1,793	—
Receivable for fund shares sold	25,100	116,057	—	—
Receivable for investments sold	—	47,287	—	—
Dividends and interest receivable	67,393	36,046	121,356	119,968
Tax reclaims receivable	—	—	150,969	678
Total Assets	76,830,103	61,047,886	40,794,641	27,423,001
Liabilities
Investments in securities sold short, at fair value(proceeds received $-, $4,106,888, $- and $-)	—	3,884,935	—	—
Options written, at value (premium received $1,254,926, $1,089,273, $- and $202,026)	1,212,747	939,708	—	115,703
Payable for fund shares redeemed	3,305	2,567	—	—
Payable for investments purchased	105,336	352,625	91,966	—
Payable to Adviser	47,144	34,848	25,575	11,446
12b-1 fees accrued - Class A	9,805	186	192	162
Administrative fees payable	26,400	19,515	14,322	9,614
Dividend expenses payable on short positions	—	1,171	—	—
Total Liabilities	1,404,737	5,235,555	132,055	136,925
Net Assets	$75,425,366	$55,812,331	$40,662,586	$27,286,076
Net Assets consist of:
Paid-in capital	$65,951,619	$48,178,702	$37,366,713	$29,433,963
Accumulated earnings (deficit)	9,473,747	7,633,629	3,295,873	(2,147,887)
Net Assets	$75,425,366	$55,812,331	$40,662,586	$27,286,076

See accompanying notes which are an integral part of these financial statements.

VELA Funds
Statements of Assets and Liabilities (continued)
September 30, 2023

			VELA	VELA Income
	VELA Small	VELA Large	International	Opportunities
	Cap Fund	Cap Plus Fund	Fund	Fund
Class A:
Net Assets	$14,620,386	$263,793	$154,740	$110,550
Shares outstanding (unlimited number of shares authorized, no par value)	905,604	18,471	12,757	12,706
Net asset value and redemption price per share	$16.14	$14.28	$12.13	$8.70
Maximum offering price per share (a)	$16.99	$15.03	$12.77	$9.16
Class I:
Net Assets	$60,804,980	$55,548,538	$40,507,846	$27,175,526
Shares outstanding (unlimited number of shares authorized, no par value)	3,750,540	3,862,430	3,327,232	3,122,937
Net asset value, offering and redemption price per share	$16.21	$14.38	$12.17	$8.70

(a) Based on maximum initial sales charge of 5.00%.

See accompanying notes which are an integral part of these financial statements.

VELA Funds
Statements of Operations
For the year ended September 30, 2023

			VELA	VELA Income
	VELA Small	VELA Large	International	Opportunities
	Cap Fund	Cap Plus Fund	Fund	Fund
Investment Income
Dividend income	$1,427,657	$834,289	$1,692,656	$873,201
Foreign taxes withheld	(5,113)	(7,126)	(237,878)	(6,049)
Foreign taxes reclaim	—	—	66,772	—
Interest income	—	—	41,033	179,945
Total investment income	1,422,544	827,163	1,562,583	1,047,097
Expenses
Investment Management fees	528,339	344,442	284,991	133,132
Administrative fees	295,870	192,887	159,595	111,831
12b-1 fees - Class A	35,687	619	341	287
Dividend and interest expense on securities sold short	—	180,799	—	—
Net operating expenses	859,896	718,747	444,927	245,250
Net investment income	562,648	108,416	1,117,656	801,847
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investment securities	(669,054)	(599,455)	208,048	(1,574,846)
Securities sold short	—	(597,952)	—	—
Purchased options	(124,404)	193,553	—	—
Written options	301,568	(227,871)	—	275,010
Foreign currency translations	(15,144)	(202)	(152,721)	(6,511)
Net change in unrealized appreciation (depreciation) on:
Investment securities	8,336,113	6,966,623	6,381,470	2,607,868
Securities sold short	—	(291,437)	—	—
Purchased options	60,217	(193,781)	—	—
Written options	(61,060)	48,416	—	32,942
Foreign currency translations	—	(19)	2,701	(31)
Net realized and change in unrealized gain on investment securities, securities sold short, options and foreign currency translations	7,828,236	5,297,875	6,439,498	1,334,432
Net increase in net assets resulting from operations	$8,390,884	$5,406,291	$7,557,154	$2,136,279

See accompanying notes which are an integral part of these financial statements.

VELA Funds
Statements of Changes in Net Assets

	VELA Small Cap Fund		VELA Large Cap Plus Fund
	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended
	September 30,	September 30,	September 30,	September 30,
	2023	2022	2023	2022
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$562,648	$321,773	$108,416	$(75,557)
Net realized gain (loss) on investment securities, sold short, options and foreign currency translations	(507,034)	298,902	(1,231,927)	622,135
Net change in unrealized appreciation (depreciation) of investment securities, securities sold short, options and foreign currency translations	8,335,270	(5,525,783)	6,529,802	(2,828,282)
Net increase (decrease) in net assets resulting from operations	8,390,884	(4,905,108)	5,406,291	(2,281,704)
Distributions to Shareholders from Earnings
Class A	(63,995)	(91,397)	(4,032)	(403)
Class I	(356,585)	(498,403)	(604,191)	(100,642)
Total distributions	(420,580)	(589,800)	(608,223)	(101,045)
Capital Transactions – Class A
Proceeds from shares sold	2,729,631	5,487,579	141,622	178,293
Reinvestment of distributions	63,995	91,397	4,032	403
Amount paid for shares redeemed	(2,185,433)	(433,464)	(119,286)	(50,841)
Total – Class A	608,193	5,145,512	26,368	127,855
Capital Transactions – Class I
Proceeds from shares sold	14,282,949	12,160,178	22,761,529	8,312,443
Reinvestment of distributions	354,190	497,141	604,191	100,642
Amount paid for shares redeemed	(4,946,453)	(7,029,758)	(2,862,908)	(977,565)
Total – Class I	9,690,686	5,627,561	20,502,812	7,435,520
Net increase in net assets resulting from capital transactions	10,298,879	10,773,073	20,529,180	7,563,375
Total Increase in Net Assets	18,269,183	5,278,165	25,327,248	5,180,626
Net Assets
Beginning of year	57,156,183	51,878,018	30,485,083	25,304,457
End of year	$75,425,366	$57,156,183	$55,812,331	$30,485,083

See accompanying notes which are an integral part of these financial statements.

VELA Funds
Statements of Changes in Net Assets (continued)

	VELA Small Cap Fund		VELA Large Cap Plus Fund
	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended
	September 30,	September 30,	September 30,	September 30,
	2023	2022	2023	2022
Share Transactions - Class A
Shares sold	168,597	338,965	10,135	12,793
Shares issued in reinvestment of distributions	4,105	5,604	304	28
Shares redeemed	(134,174)	(27,436)	(8,409)	(3,586)
Total – Class A	38,528	317,133	2,030	9,235
Share Transactions - Class I
Shares sold	890,443	764,402	1,649,618	600,159
Shares issued in reinvestment of distributions	22,676	30,406	45,360	6,927
Shares redeemed	(305,034)	(445,072)	(206,299)	(69,664)
Total – Class I	608,085	349,736	1,488,679	537,422
Net Increase in Shares Outstanding	646,613	666,869	1,490,709	546,657

See accompanyingnoteswhichareanintegralpartofthesefinancialstatements.

VELA Funds
Statements of Changes in Net Assets (continued)

	VELA International Fund		VELA Income Opportunities Fund
	For the Year	For the Year	For the Year	For the Period
	Ended	Ended	Ended	Ended
	September 30,	September 30,	September 30,	September 30,
	2023	2022	2023	2022(a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$1,117,656	$648,653	$801,847	$204,927
Net realized gain (loss) on investment securities, sold short, options and foreign currency translations	55,327	(487,909)	(1,306,347)	(229,625)
Net change in unrealized appreciation (depreciation) of investment securities, securities sold short, options and foreign currency translations	6,384,171	(6,930,393)	2,640,779	(3,277,669)
Net increase (decrease) in net assets resulting from operations	7,557,154	(6,769,649)	2,136,279	(3,302,367)
Distributions to Shareholders from Earnings
Class A	(1,504)	(298)	(3,026)	(1,067)
Class I	(523,353)	(189,527)	(785,833)	(191,873)
Total distributions	(524,857)	(189,825)	(788,859)	(192,940)
Capital Transactions – Class A
Proceeds from shares sold	182,147	494,812	67,926	687,900
Reinvestment of distributions	1,504	298	3,026	1,067
Amount paid for shares redeemed	(118,751)	(526,521)	(54,413)	(589,517)
Total – Class A	64,900	(31,411)	16,539	99,450
Capital Transactions – Class I
Proceeds from shares sold	8,331,446	8,451,355	8,807,655	25,414,747
Reinvestment of distributions	517,890	188,733	785,833	191,873
Amount paid for shares redeemed	(2,234,843)	(2,067,105)	(5,811,436)	(70,698)
Total – Class I	6,614,493	6,572,983	3,782,052	25,535,922
Net increase in net assets resulting from capital transactions	6,679,393	6,541,572	3,798,591	25,635,372
Total Increase (Decrease) in Net Assets	13,711,690	(417,902)	5,146,011	22,140,065
Net Assets
Beginning of period	26,950,896	27,368,798	22,140,065	—
End of period	$40,662,586	$26,950,896	$27,286,076	$22,140,065

See accompanyingnoteswhichareanintegralpartofthesefinancialstatements.

VELA Funds
Statements of Changes in Net Assets (continued)

			VELA Income Opportunities
	VELA International Fund		Fund
	For the Year	For the Year	For the Year	For the Period
	Ended	Ended	Ended	Ended
	September 30,	September 30,	September 30,	September 30,
	2023	2022	2023	2022(a)
Share Transactions - Class A
Shares sold	14,890	39,140	7,519	72,584
Shares issued in reinvestment of distributions	133	25	340	122
Shares redeemed	(9,473)	(41,617)	(6,008)	(61,851)
Total – Class A	5,550	(2,452)	1,851	10,855
Share Transactions - Class I
Shares sold	699,190	735,787	947,971	2,699,578
Shares issued in reinvestment of distributions	45,831	15,470	88,253	22,650
Shares redeemed	(184,358)	(188,837)	(627,234)	(8,281)
Total – Class I	560,663	562,420	408,990	2,713,947
Net Increase in Shares Outstanding	566,213	559,968	410,841	2,724,802

(a)	For the period March 31, 2022 (commencement of operations) to September 30, 2022.

See accompanyingnoteswhichareanintegralpartofthesefinancialstatements.

VELA Small Cap Fund – Class A
Financial Highlights

(For a share outstanding during each year)

	For the Years Ended September 30,
	2023	2022	2021
Selected Per Share Data
Net asset value, beginning of year	$14.21	$15.49	$10.00
Investment operations:
Net investment income (loss)	0.09	0.05	(0.02)
Net realized and unrealized gain (loss) on investments	1.91	(1.17)	5.51
Total from investment operations	2.00	(1.12)	5.49
Less distributions to shareholders from:
Net investment income	(0.07)	(0.02)	— (a)
Net realized gains	—	(0.14)	—
Total distributions	(0.07)	(0.16)	— (a)
Net asset value, end of year	$16.14	$14.21	$15.49
Total Return(b)	14.11%	(7.41)%	54.95%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$14,620	$12,322	$8,520
Ratio of expenses to average net assets	1.42%	1.45%	1.45%
Ratio of net investment income (loss) to average net assets	0.60%	0.36%	(0.34)%
Portfolio turnover rate(c)	41%	43%	18%

(a)	Rounds to less than $0.005 per share.

(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions. Total returns shown exclude the effect of applicable sales charges.

(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

See accompanyingnoteswhichareanintegralpartofthesefinancialstatements.

VELA Small Cap Fund – Class I
Financial Highlights

(For a share outstanding during each year)

	For the Years Ended September 30,
	2023	2022	2021
Selected Per Share Data
Net asset value, beginning of year	$14.27	$15.53	$10.00
Investment operations:
Net investment income	0.13	0.09	0.03
Net realized and unrealized gain (loss) on investments	1.92	(1.18)	5.51
Total from investment operations	2.05	(1.09)	5.54
Less distributions to shareholders from:
Net investment income	(0.11)	(0.03)	(0.01)
Net realized gains	—	(0.14)	—
Total distributions	(0.11)	(0.17)	(0.01)
Net asset value, end of year	$16.21	$14.27	$15.53
Total Return(a)	14.38%	(7.20)%	55.39%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$60,805	$44,834	$43,358
Ratio of expenses to average net assets	1.17%	1.20%	1.20%
Ratio of net investment income to average net assets	0.85%	0.57%	0.21%
Portfolio turnover rate(b)	41%	43%	18%

(a)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.

VELA Large Cap Plus Fund – Class A
Financial Highlights

(For a share outstanding during each year)

	For the Years Ended September 30,
	2023	2022		2021
Selected Per Share Data
Net asset value, beginning of year	$12.70	$13.70		$10.00
Investment operations:
Net investment loss	(0.01)	(0.03)		(0.05)
Net realized and unrealized gain (loss) on investments	1.83	(0.92)		3.76
Total from investment operations	1.82	(0.95)		3.71
Less distributions to shareholders from:
Net investment income	—	—		(0.01)
Net realized gains	(0.24)	(0.05)		—
Total distributions	(0.24)	(0.05)		(0.01)
Net asset value, end of year	$14.28	$12.70		$13.70
Total Return(a)	14.47%	(6.97)%		37.13%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$264	$209		$99
Ratio of expenses to average net assets	1.85%	2.15	% (b)	2.11	% (c)
Ratio of net investment loss to average net assets	(0.07)%	(0.48)%		(0.53)%
Portfolio turnover rate(d)	44%	66%		115%

(a)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions. Total returns shown exclude the effect of applicable sales charges.

(b)	Includes dividend and interest expense of 0.39% for the period ended September 30, 2023.

(c)	Includes dividend and interest expense of 0.70% for the period ended September 30, 2022.

(d)	Includes dividend and interest expense of 0.66% for the period ended September 30, 2021.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.

VELA Large Cap Plus Fund – Class I
Financial Highlights

(For a share outstanding during each year)

	For the Years Ended September 30,
	2023		2022		2021
Selected Per Share Data
Net asset value, beginning of year	$12.75		$13.73		$10.00
Investment operations:
Net investment income (loss)	0.03		(0.03)		(0.02)
Net realized and unrealized gain (loss) on investments	1.84		(0.90)		3.76
Total from investment operations	1.87		(0.93)		3.74
Less distributions to shareholders from:
Net investment income	—		—		(0.01)
Net realized gains	(0.24)		(0.05)		—
Total distributions	(0.24)		(0.05)		(0.01)
Net asset value, end of year	$14.38		$12.75		$13.73
Total Return(a)	14.81%		(6.80)%		37.46%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$55,549		$30,276		$25,206
Ratio of expenses to average net assets	1.56	% (b)	1.84	% (c)	1.86	% (d)
Ratio of net investment income (loss) to average net assets	0.24%		(0.26)%		(0.15)%
Portfolio turnover rate(e)	44%		66%		115%

(a)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(b)	Includes dividend and interest expense of 0.39% for the period ended September 30, 2023.

(c)	Includes dividend and interest expense of 0.64% for the period ended September 30, 2022.

(d)	Includes dividend and interest expense of 0.66% for the period ended September 30, 2021.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.

VELA International Fund – Class A
Financial Highlights

(For a share outstanding during each year)

	For the Years Ended September 30,
	2023	2022	2021
Selected Per Share Data
Net asset value, beginning of year	$9.68	$12.31	$10.00
Investment operations:
Net investment income	0.29	0.22	0.17
Net realized and unrealized gain (loss) on investments	2.32	(2.81)	2.14
Total from investment operations	2.61	(2.59)	2.31
Less distributions to shareholders from:
Net investment income	(0.16)	(0.04)	—
Total distributions	(0.16)	(0.04)	—
Net asset value, end of year	$12.13	$9.68	$12.31
Total Return(a)	27.13%	(21.10)%	23.10%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$155	$70	$119
Ratio of expenses to average net assets	1.42%	1.45%	1.45%
Ratio of net investment income to average net assets	2.89%	1.65%	2.01%
Portfolio turnover rate(b)	18%	23%	9%

(a)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions. Total returns shown exclude the effect of applicable sales charges.

(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.

VELA International Fund – Class I
Financial Highlights

(For a share outstanding during each year)

	For the Years Ended September 30,
	2023	2022	2021
Selected Per Share Data
Net asset value, beginning of year	$9.72	$12.36	$10.00
Investment operations:
Net investment income	0.34	0.24	0.12
Net realized and unrealized gain (loss) on investments	2.30	(2.80)	2.24
Total from investment operations	2.64	(2.56)	2.36
Less distributions to shareholders from:
Net investment income	(0.19)	(0.08)	—
Total distributions	(0.19)	(0.08)	—
Net asset value, end of year	$12.17	$9.72	$12.36
Total Return(a)	27.28%	(20.84)%	23.60%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$40,508	$26,881	$27,250
Ratio of expenses to average net assets	1.17%	1.20%	1.20%
Ratio of net investment income to average net assets	2.94%	2.23%	1.14%
Portfolio turnover rate(b)	18%	23%	9%

(a)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.

VELA Income Opportunities Fund – Class A
Financial Highlights

(For a share outstanding during each period)

		For the Period
	For the Year Ended	Ended September 30,
	September 30, 2023	2022(a)
Selected Per Share Data
Net asset value, beginning of period	$8.12	$10.00
Investment operations:
Net investment income	0.25	0.05
Net realized and unrealized gain (loss) on investments	0.57	(1.86)
Total from investment operations	0.82	(1.81)
Less distributions to shareholders from:
Net investment income	(0.24)	(0.07)
Total distributions	(0.24)	(0.07)
Net asset value, end of period	$8.70	$8.12
Total Return(b)	10.07%	(18.15	)% (c)
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$111	$88
Ratio of expenses to average net assets	1.17%	1.20	% (d)
Ratio of net investment income to average net assets	2.76%	0.87	% (d)
Portfolio turnover rate(e)	32%	7	% (c)

(a)	For the period March 31, 2022 (commencement of operations) to September 30, 2022.

(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions. Total returns shown exclude the effect of applicable sales charges.

(c)	Not annualized

(d)	Annualized

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.

VELA Income Opportunities Fund – Class I
Financial Highlights

(For a share outstanding during each period)

		For the Period
	For the Year Ended	Ended September 30,
	September 30, 2023	2022(a)
Selected Per Share Data
Net asset value, beginning of period	$8.13	$10.00
Investment operations:
Net investment income	0.26	0.08
Net realized and unrealized gain (loss) on investments	0.57	(1.87)
Total from investment operations	0.83	(1.79)
Less distributions to shareholders from:
Net investment income	(0.26)	(0.08)
Total distributions	(0.26)	(0.08)
Net asset value, end of period	$8.70	$8.13
Total Return(b)	10.22%	(17.91	)% (c)
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$27,176	$22,052
Ratio of expenses to average net assets	0.92%	0.95	% (d)
Ratio of net investment income to average net assets	3.01%	2.54	% (d)
Portfolio turnover rate(e)	32%	7	% (c)

(a)	For the period March 31, 2022 (commencement of operations) to September 30, 2022.

(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(c)	Not annualized

(d)	Annualized.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.

VELA Funds
Notes to the Financial Statements
September 30, 2023

1.	ORGANIZATION

VELA Funds (the “Trust”) currently offers four series of funds, VELA Small Cap Fund (the “Small Cap Fund”), VELA Large Cap Plus Fund (the “Large Cap Plus Fund”), VELA International Fund (the “International Fund”) and VELA Income Opportunities Fund (the “Income Opportunities Fund”) (each a “Fund” and collectively, the “Funds”). The Trust is an open-end investment company of the management type registered under the Investment Company Act of 1940, as amended (“1940 Act”), and was established under the laws of Delaware pursuant to an Agreement and Declaration of Trust dated May 25, 2020 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. Each of the Funds is diversified, as defined in the 1940 Act. The Funds’ investment adviser is VELA Investment Management, LLC (the “Adviser”). The investment objective of the Small Cap Fund, Large Cap Plus Fund and International Fund is long-term capital appreciation. The investment objective of the Income Opportunities Fund is to provide current income and the secondary investment objective is to provide long-term capital appreciation.

The Funds offer two classes of shares: Class A and Class I. Each class of shares for each Fund has identical rights and privileges except with respect to distribution (12b-1) fees, voting rights on matters affecting a single class of shares, exchange privileges of each class of shares and sales charges. Class A has a maximum sales charge on purchases of 5.00% as a percentage of the original purchase price.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The Funds are considered investments companies and accordingly follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translation – The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate

VELA Funds
Notes to the Financial Statements (continued)
September 30, 2023

of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Short Sales — The Large Cap Plus Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. The Fund may engage in short sales with respect to various types of securities, including exchange-traded funds (ETFs). A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. The Fund may engage in short sales with respect to securities it owns, as well as securities that it does not own. Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund.

The amount of loss may exceed the proceeds received in a short sale. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is not limited. The Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. The Fund must segregate assets determined to be liquid in accordance with procedures established by the Board, or otherwise cover its position in a permissible manner. The Fund will be required to pledge liquid assets to the broker in order to secure its performance on short sales. As a result, the assets pledged may not be available to meet the Fund’s needs for immediate cash or other liquidity. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will reduce the Fund’s potential return on a short sale. As of September 30, 2023 there was

VELA Funds
Notes to the Financial Statements (continued)
September 30, 2023

$3,243,322 cash held at the broker and $28,697,394 of securities held as collateral for securities sold short.

Federal Income Taxes — Each Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. Each Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the year ended September 30, 2023, the Funds did not have any liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations when incurred. During the year, the Funds did not incur any interest or penalties. Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the interim tax period since commencement of operations, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months.

Expenses — Expenses incurred by the Trust that are not readily identifiable as belonging to a particular fund are allocated to the individual funds by or under the direction of the Board in such manner as the Board determines to be fair and equitable.

Security Transactions, Dividend and Interest Income — The Funds follow industry practice and record security transactions on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on the specific identification method. Dividend income, less foreign taxes withheld, is recognized on the ex-dividend date; interest income is recognized on an accrual basis and includes the amortization of premiums and the accretion of discount. Amortization and accretion is calculated using the effective interest method over the holding period of the investment. Withholding taxes on foreign dividends and foreign capital gain taxes have been provided for in accordance with the Funds’ understanding of the applicable country’s tax codes and regulations. Income recognized, if any, for foreign tax reclaims is presented separately within the components of investment income in the Statements of Operations and related receivables, if any, are reflected as tax reclaims receivable in the Statements of Assets and Liabilities.

Dividends and Distributions – The Small Cap Fund, Large Cap Plus Fund and International Fund intend to distribute their net investment income and net realized capital gains, if any,

VELA Funds
Notes to the Financial Statements (continued)
September 30, 2023

at least annually. The Income Opportunities Fund expects to declare and distribute its net investment income, if any, quarterly; capital gains, if any, may be distributed at least annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. Where such differences are permanent in nature; they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values (“NAV”) per share of the Funds.

For the fiscal year end of September 30, 2023, the Funds made the following reclassifications to increase (decrease) the components of net assets:

		Accumulated
	Paid-In	Earnings
	Capital	(Deficit)
Large Cap Plus Fund	$(47)	$47
International Fund	(1)	1

3.	SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Equity securities traded in the over-the-counter market or on a primary exchange shall be valued at the closing price as determined by the primary exchange, typically at 4:00 p.m. Eastern Time. If no sale occurred on the valuation date, the securities will be valued at the latest bid quotations for a long position or at the last quoted ask price for a short position as of the closing of the primary exchange, typically at 4:00 p.m. Eastern Time. Securities for which quotations are either not readily available or determined by the Adviser as the “Valuation Designee” to not accurately reflect their value are valued at their fair value using procedures maintained by the Valuation Designee. Significant bid-ask spreads, or infrequent trading may indicate a lack of readily available market quotations. Securities traded on more than one exchange will first be valued at the last sale price on the principal exchange, and then the secondary exchange. The NASDAQ National Market System is considered an exchange.

VELA Funds
Notes to the Financial Statements (continued)
September 30, 2023

With respect to foreign equity securities that are principally traded on a market outside the United States, the Valuation Designee utilizes an independent fair value pricing service to evaluate the effect of market fluctuations on these securities after the close of trading in that foreign market. To the extent that securities are valued using this service, they will be classified as Level 2 securities.

Fixed income securities shall be valued at an evaluated bid price, generally as of 4:00 p.m. Eastern Time, provided by an independent pricing service utilized by the Valuation Designee. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as trading activity, readily available market quotations (including broker quotes), yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data. These securities are generally considered to be fair valued; however, because the prices are provided by an independent approved pricing service, the fair value procedures utilized by the Valuation Designee need not be applied. Securities with less than 61 days to maturity may be valued at amortized cost. Amortized cost shall not be used if the use of amortized cost would be inappropriate due to credit or other impairments of the issuer.

Securities for which quotations are either (1) not readily available, (2) not provided by an approved pricing service or broker, (3) determined by the Valuation Designee to not accurately reflect their value, are valued at their fair value using procedures utilized by the Valuation Designee.

Mutual fund investments will be valued at the most recently calculated (current day) NAV. These securities are categorized as Level 1 securities.

Options contracts are typically traded on a securities exchange or board of trade and are valued at the mean between current bid and asked prices, therefore, are categorized as Level 2 securities.

VELA Funds
Notes to the Financial Statements (continued)
September 30, 2023

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date

●	Level 2 – Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures utilized by the Valuation Designee, etc.); and

●	Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining fair value of investments based on the best information available)

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2023:

Assets		Valuation Inputs
Small Cap Fund	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$71,857,361	$—	$—	$71,857,361
Money Market Funds	4,880,249	—	—	4,880,249
Total	$76,737,610	$—	$—	$76,737,610

Liabilities
Small Cap Fund
Written Call Options	$—	$(1,212,747)	$—	$(1,212,747)
Total	$—	$(1,212,747)	$—	$(1,212,747)

Assets		Valuation Inputs
Large Cap Plus Fund	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$55,305,043	$—	$—	$55,305,043
Exchange-Traded Funds	735,277	—	—	735,277
Call Options Purchased	—	189,613	—	189,613
Put Options Purchased	—	88,870	—	88,870
Money Market Funds	1,286,371	—	—	1,286,371
Total	$57,326,691	$278,483	$—	$57,605,174

Liabilities
Large Cap Plus Fund
Common Stocks(a)	$(3,541,274)	$—	$—	$(3,541,274)
Exchange-Traded Funds	(343,661)	—	—	(343,661)
Written Call Options	—	(939,708)	—	(939,708)
Total	$(3,884,935)	$(939,708)	$—	$(4,824,643)

Assets		Valuation Inputs
International Fund	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$7,764,859	$29,312,414	$—	$37,077,273
U.S. Government & Agencies	—	1,028,156	—	1,028,156
Money Market Funds	$2,415,094	$—	$—	$2,415,094
Total	$10,179,953	$30,340,570	$—	$40,520,523

VELA Funds
Notes to the Financial Statements (continued)
September 30, 2023

Assets		Valuation Inputs
Income Opportunities Fund	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$20,669,200	$—	$—	$20,669,200
Preferred Stocks	598,529	—	—	598,529
Corporate Bonds	—	4,197,634	—	4,197,634
U.S. Government & Agencies	—	1,482,427	—	1,482,427
Money Market Funds	349,631	—	—	349,631
Total	$21,617,360	$5,680,061	$—	$27,297,421

Liabilities
Income Opportunities Fund
Written Call Options	$—	$(115,703)	$—	$(115,703)
Total	$—	$(115,703)	$—	$(115,703)

(a)	Refer to Schedule of Investments and Schedule of Securities Sold Short for sector classifications.

The Funds did not hold any investments during the reporting period in which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

4.	DERIVATIVE TRANSACTIONS

The Funds may invest in various types of derivative instruments (such as options, futures contracts, and forward contracts) to gain or hedge exposure to certain types of securities as an alternative to investing directly in or selling such securities. The Funds may use derivatives for hedging purposes, including to attempt to protect against possible changes in the market value of securities held or to be purchased for a Fund’s portfolio resulting from securities markets, currency exchange rate or interest rate fluctuations (i.e., to hedge); protect a Fund’s unrealized gains reflected in the value of its portfolio securities; facilitate the sale of such securities for investment purposes; and as a substitute for buying or selling securities, securities indices or currencies. The Funds may also use derivatives for nonhedging (speculative) purposes including to enhance a Fund’s returns. The Funds may use any or all of these investment techniques and different types of derivative securities may be purchased at any time and in any combination. There is no particular strategy that dictates the use of one technique rather than another, as use of derivatives is a function of numerous variables, including market conditions.

Options and Futures Transactions — A Fund may purchase and sell exchange traded and OTC put and call options on securities, on indexes of securities and other types of instruments. A Fund may also purchase and sell futures contracts on securities and indexes of securities and other instruments such as interest rate futures and global interest rate

VELA Funds
Notes to the Financial Statements (continued)
September 30, 2023

futures. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.

The following tables identify the location and fair value of derivative instruments on the Statements of Assets and Liabilities as of September 30, 2023, and the effect of derivative instruments on the Statements of Operations for the fiscal year ended September 30, 2023.

Location of Derivatives on Statement of Assets and Liabilities
		Asset	Liability
	Derivatives	Derivatives	Derivatives	Fair Value
	Equity Price Risk:
Small Cap Fund	Written Options		Written options, at fair value	(1,212,747)
Large Cap Plus Fund	Purchased Options	Investments in securities at fair value		278,482
	Written Options		Written options, at fair value	(939,710)
Income Opportunities Fund	Written Options		Written options, at fair value	(115,703)

For the fiscal year ended September 30, 2023:

		Location of		Change in
		Gain (Loss) on		Unrealized
		Derivatives on	Realized Gain	Appreciation
		Statements of	(Loss) on	(Depreciation)
	Derivatives	Operations	Derivatives	on Derivative
	Equity Risk Exposure:	Net realized gain and change in unrealized appreciation (depreciation) on investments
Small Cap Fund	Purchased Options		$(124,404)	$60,217
	Written Options		301,567	(61,060)
Large Cap Plus Fund	Purchased Options		193,553	(193,781)
	Written Options		(227,871)	48,416
Income Opportunities Fund	Written Options		275,010	32,942

VELA Funds
Notes to the Financial Statements (continued)
September 30, 2023

The following table summarizes the average ending monthly fair value of derivatives outstanding during the fiscal year ended September 30, 2023:

		Average Ending Monthly
	Derivatives	Fair Value
Small Cap Fund	Purchased Options(a)	$2,275
	Written Options(b)	(585,847)
Large Cap Plus Fund	Purchased Options(b)	327,081
	Written Options(b)	(791,999)
Income Opportunities Fund	Written Options(b)	(144,399)

(a)	Average based on the 2 months during the year that had activity.

(b)	Average based on the 12 months during the year that had activity.

5.	FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Investment Advisory Agreement (the “Advisory Agreement”), amended October 1, 2022, the Adviser manages each Fund’s investments subject to the supervision of the Board and in conformity with the stated objective and policies of each Fund. The Adviser charges a management fee and an administrative fee, which is designed to pay substantially all of the Funds’ expenses and to compensate the Adviser for providing services to the Funds of 0.75% and 0.42%, respectively, of each Fund’s average daily net assets computed and accrued daily and paid monthly for the Small Cap Fund, Large Cap Plus Fund and International Fund. The management fee and administrative fee for the Income Opportunities Fund is 0.50% and 0.42%, respectively. For the fiscal year ended September 30, 2023, the fees charged to the Funds were as follows:

	Adviser Fee	Payable to	Administrative	Administrative
	Earned	Adviser	Fee Earned	Fee Payable
Small Cap Fund	$528,339	$47,144	$295,870	$26,400
Large Cap Plus Fund	344,442	34,848	192,887	19,515
International Fund	284,991	25,575	159,595	14,322
Income Opportunities Fund	133,132	11,446	111,831	9,614

Out of the administrative fee, the Adviser pays substantially all of the Funds’ expenses, except for brokerage and other expenses of executing Fund transactions; taxes or governmental fees; costs of borrowing (such as interest charges and dividend expenses on securities sold short); litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Funds’ business. Each Fund will pay all expenses, if any, which may be incurred pursuant to the Funds’ Rule 12b-1 Distribution Plan.

VELA Funds
Notes to the Financial Statements (continued)
September 30, 2023

Prior to January 12, 2022, the adviser charged a unitary management fee which was designed to pay substantially all of the Funds’ expenses and to compensate the Adviser for providing services to the Funds of 1.20% of the Small Cap Fund, Large Cap Plus Fund and International Fund’s average daily net assets computed and accrued daily and paid monthly.

Ultimus Fund Solutions, LLC (the “Administrator”) provides administrative, fund accounting, transfer agent and other services to the Funds under a Master Services Agreement with the Trust and the Adviser (the “Master Services Agreement”). Under the Master Services Agreement, the Administrator is paid fees for its services and is reimbursed for certain out-of-pocket expenses.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of the Administrator, provides an individual to serve as the Trusts’ Chief Compliance Officer in accordance with the Compliance Services Consulting Agreement. For the performance of these services, the Adviser pays NLCS an annual fee. Additionally, the Adviser reimburses NLCS for any out-of-pocket expenses incurred for compliance services.

Ultimus Fund Distributors, LLC (the “Distributor”) acts as the principal distributor of each Fund’s shares. The Distributor is a wholly-owned subsidiary of the Administrator.

Certain officers and trustees of the Trust are also officers of the Adviser and/or the Administrator. Such officers are paid no fees by the Trust for serving as officers or trustees to the Trust.

The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 of the 1940 Act applicable to Class A shares. The Plan provides that the Funds will pay the Distributor and/or any registered securities dealer, financial institution or any other person a fee of 0.25% of the average daily net assets of each Fund’s Class A shares in connection with the promotion and distribution of each Fund’s Class A shares or the provision of personal services to shareholders, including but not limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to parties other than current shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). For the fiscal year ended September 30, 2023, 12b-1 Expenses incurred by the Funds were as follows:

		Payable for
	12b-1 fees	12b-1 fees
Small Cap Fund	$35,687	$9,805
Large Cap Plus Fund	619	186
International Fund	341	192
Income Opportunities Fund	287	162

VELA Funds
Notes to the Financial Statements (continued)
September 30, 2023

During the fiscal year ended, September 30, 2023 the distributor retained the following amounts in sales commissions from the sales of Class A shares of the Funds:

Small Cap Fund	$939
Large Cap Plus Fund	—
International Fund	—
Income Opportunities Fund	—

The Independent Trustees are compensated for their services to the Funds by the Adviser as part of the administrative fee. Each Independent Trustee was paid $30,000 in fees during the fiscal year ended September 30, 2023. In addition, the Adviser reimburses Independent Trustees for out-of-pocket expenses incurred in conjunction with attendance of meetings. Certain trustees and/or officers are officers of the Adviser.

6.	INVESTMENT TRANSACTIONS

For the fiscal year ended September 30, 2023, purchases and sales of investment securities, other than short-term investments, were as follows:

			U.S.	U.S.		Covers on
			Government	Government	Securities	Securities
	Purchases	Sales	Purchases	Sales	Sold Short	Sold Short
Small Cap Fund	$37,007,110	$26,812,820	$—	$—	$—	$—
Large Cap Plus Fund	29,070,771	9,875,912	—	—	14,395,579	13,992,816
International Fund	12,542,448	6,257,917	—	—	—	—
Income Opportunities Fund	9,821,152	7,819,896	249,307	—	—	—

7.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of that Fund, under Section 2(a)(9) of the 1940 Act. As of September 30, 2023, Roderick Dillon owned 39.25% of the Small Cap Fund - Class I and 37.50% of the Large Cap Plus Fund - Class I. As a result, Roderick Dillon may be deemed to control these Funds.

VELA Funds
Notes to the Financial Statements (continued)
September 30, 2023

8.	FEDERAL TAX INFORMATION

At September 30, 2023, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

				Net unrealized
	Tax cost of	Unrealized	Unrealized	appreciation/
	investments	Appreciation	Depreciation	(depreciation)
Small Cap Fund	$65,767,315	$12,473,790	$(2,716,242)	$9,757,548
Large Cap Plus Fund	43,895,286	9,937,505	(1,052,260)	8,885,245
International Fund	37,933,410	4,668,726	(2,081,613)	2,587,113
Income Opportunities Fund	27,875,970	1,214,288	(1,908,540)	(694,252)

The tax character of distributions paid for the fiscal year ended September 30, 2023 were as follows:

				Income
	Small Cap	Large Cap	International	Opportunities
	Fund	Plus Fund	Fund	Fund
Distributions paid from:
Ordinary income(a)	$420,580	$21,832	$524,857	$788,859
Long-term capital gains	—	586,391	—	—
Total distributions paid	$420,580	$608,223	$524,857	$788,859

(a)	Short-term capital gain distributions are treated as ordinary income for tax purposes.

The tax character of distributions paid for the fiscal year/period ended September 30, 2022 as follows:

				Income
	Small Cap	Large Cap	International	Opportunities
	Fund	Plus Fund	Fund	Fund
Distributions paid from:
Ordinary income(a)	$117,273	$98,336	$189,825	$192,940
Long-term capital gains	472,527	2,709	—	—
Total distributions paid	$589,800	$101,045	$189,825	$192,940

(a)	Short-term capital gain distributions are treated as ordinary income for tax purposes.

VELA Funds
Notes to the Financial Statements (continued)
September 30, 2023

At September 30, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

				Income
	Small Cap	Large Cap	International	Opportunities
	Fund	Plus Fund	Fund	Fund
Undistributed ordinary income	$391,975	$44,783	$861,142	$18,195
Undistributed long-term capital gains	—	—	—	—
Accumulated capital and other losses	(675,776)	(1,296,380)	(145,393)	(1,471,799)
Unrealized appreciation (depreciation) on investments	9,757,548	8,885,226	2,580,125	(694,283)
Total accumulated earnings (deficit)	$9,473,747	$7,633,629	$3,295,874	$(2,147,887)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to: tax deferral of losses on wash sales, differences related to partnership investments and the return of capital adjustments from underlying investments.

As of September 30, 2023, the Small Cap Fund, the Large Cap Plus Fund, the International Fund and the Income Opportunities Fund had short-term capital loss carryforwards of $672,630, $1,110,138, $145,393 and $1,471,799, respectively. These capital loss carryforwards, which do not expire, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

For the year ended September 30, 2023, the International Fund utilized short-term capital loss carryforwards of $208,048.

9.	SECTOR RISK

If a Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected. As of September 30, 2023, the Small Cap Fund had 25.53% of the value of its net assets invested in stocks within the Industrials sector.

10.	COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Funds. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations

VELA Funds
Notes to the Financial Statements (continued)
September 30, 2023

and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

11.	REGULATORY UPDATES

Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (“ETFs”): Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

12.	SUBSEQUENT EVENTS

Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure except as noted below.

Effective October 1, 2023, the Adviser will reduce the contractual administrative fee for each Fund from an annual rate of 0.42% to 0.39% of each Fund’s average daily net assets of Class A and Class I shares.

Report of Independent Registered Public Accounting Firm

To the Shareholders of VELA Small Cap Fund, VELA Large Cap Plus Fund, VELA International Fund, VELA Income Opportunities Fund and Board of Trustees of VELA Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, open written option contracts (as applicable), and securities sold short (as applicable) of VELA Funds, comprising the funds listed below (the “Funds”) as of September 30, 2023, and the related statements of operations for the year then ended, and the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2023, and the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Statements of
	Statements of	Changes in Net	Financial
Fund Name	Operations	Assets	Highlights
VELA Small Cap Fund VELA Large Cap Plus Fund, and VELA International Fund	For the year ended September 30, 2023	For the years ended September 30, 2022 and 2023	For the years ended September 30, 2023, 2022, and 2021
VELA Income Opportunities Fund	For the year ended September 30, 2023	For the year ended September 30, 2023 and for the period from March 31, 2022 (commencement of operations) through September 30, 2022

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian and brokers; when replies were not

Report of Independent Registered Public Accounting Firm (continued)

received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2020.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 29, 2023

Summary of Fund Expenses (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; administrative fees; distribution and service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

Summary of Fund Expenses (Unaudited) (continued)

			Ending
			Account
		Beginning	Value	Expenses
		Account Value	September 30,	Paid During	Annualized
		April 1, 2023	2023	Period(a)	Expense Ratio
Small Cap Fund
Class A	Actual	$1,000.00	$1,037.30	$7.25	1.42%
	Hypothetical(b)	$1,000.00	$1,017.95	$7.18	1.42%
Class I	Actual	$1,000.00	$1,039.10	$5.98	1.17%
	Hypothetical(b)	$1,000.00	$1,019.20	$5.92	1.17%
Large Cap Plus Fund
Class A	Actual	$1,000.00	$1,052.30	$7.76	1.51%
	Hypothetical(b)	$1,000.00	$1,017.51	$7.62	1.51%
Class I	Actual	$1,000.00	$1,053.50	$6.49	1.26%
	Hypothetical(b)	$1,000.00	$1,018.74	$6.38	1.26%
International Fund
Class A	Actual	$1,000.00	$991.00	$7.09	1.42%
	Hypothetical(b)	$1,000.00	$1,017.95	$7.18	1.42%
Class I	Actual	$1,000.00	$991.90	$5.84	1.17%
	Hypothetical(b)	$1,000.00	$1,019.20	$5.92	1.17%
Income Opportunities Fund
Class A	Actual	$1,000.00	$995.70	$5.86	1.17%
	Hypothetical(b)	$1,000.00	$1,019.20	$5.92	1.17%
Class I	Actual	$1,000.00	$995.80	$4.60	0.92%
	Hypothetical(b)	$1,000.00	$1,020.46	$4.66	0.92%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Funds designate the following percentage or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate.

				Income
		Large Cap Plus	International	Opportunities
	Small Cap Fund	Fund	Fund	Fund
Qualified Dividend Income	100%	100%	100%	94%

Dividends Received Deduction. For the taxable year ended September 30, 2023, the following percentage of ordinary income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

				Income
		Large Cap Plus	International	Opportunities
	Small Cap Fund	Fund	Fund	Fund
Dividends Received Deduction	100%	100%	0%	86%

The International Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. The foreign source income per share was $0.474 and the foreign tax expense per share was $0.046. Shareholders will receive more detailed information along with their 2023 Form 1099-DIV.

The Funds designate the following amounts as long-term capital gains distributions. The amounts designated may not agree with long-term capital gains in the tax character of distribution table due to utilization of earnings and profits distributed to shareholders on redemption of shares.

				Income
		Large Cap Plus	International	Opportunities
	Small Cap Fund	Fund	Fund	Fund
Long-Term Capital Gains Distributions	$—	$586,391	$—	$—

Trustees and Officers (Unaudited)

The following provides information about the Trust’s trustees and officers, including biographical information about their business experience.

Name Address(1), and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Independent Trustees
Lawrence Funderburke 1970	Trustee	Indefinite Since September 2020	Founder, Director and Chief Executive Officer, LFYO (non-profit organization) (2000 – Present); Founder, President and Certified Financial Planner, Funderburke Institute of Financial Empowerment (March 2014 – Present).	4	None
Jim Haring 1955	Trustee and Audit Committee Chairman	Indefinite Since September 2020	Independent Consultant, JWH Management (June 2017 – Present); Chief Operating Officer and Chief Financial Officer, Equity Inc. (March 2008 – May 2017).	4	None
Danielle Ross 1984	Trustee	Indefinite Since September 2020	Grace Church School, Board Member (July 2020 – Present); Packer Collegiate Institute, Instructor (September 2019 – Present); Senior Associate, Hall Capital Partners (September 2016 – January 2019).	4	None

Trustees and Officers (Unaudited) (continued)

Name Address(1), and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Interested Trustee
Jason Job 1980	Board Chairman, Trustee and President	Indefinite Since September 2020	Chief Financial Officer, VELA Investment Management, LLC (December 2019 – Present); Head of Private Asset Management, Diamond Hill Capital Management (2007 – 2019).	4	None
Lisa Wesolek 1963	Trustee and Vice President	Indefinite Since September 2020	President and Chief Operating Officer, VELA Investment Management, LLC (November 2019 – Present); Chief Operating Officer, Diamond Hill Capital Management (October 2011 – December 2018).	4	None

(1)	The address of each Trustee is VELA Funds, 220 Market Street, Suite 208, New Albany, Ohio 43054.

The following table provides information regarding the principal officers of the Trust, other than Jason Job and Lisa Wesolek, who are listed above.

Trustees and Officers (Unaudited) (continued)

Name Address(1), and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Zachary Richmond(1) 1980	Treasurer (Principal Financial Officer)	Indefinite Since September 2020	Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC (February 2019 – Present); Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC (December 2015 – February 2019).
N. Lynn Bowley(2) 1958	Chief Compliance Officer	Indefinite Since September 2020	Senior Vice President, Senior Compliance Officer, Northern Lights Compliance Services, LLC (2020 – Present). Manager and Senior Compliance Officer, Northern Lights Compliance Services, LLC (2010 – 2019).
Jared Lahman(2) 1986	Anti-Money Laundering Compliance Officer	Indefinite Since August 2021	Compliance Analyst II, Northern Lights Compliance Services, LLC (2019 – Present); Manager of Fund Accounting, UltimusFund Solutions, LLC (2016 – 2018).
Jesse Hallee(3) 1976	Secretary	Indefinite Since September 2020	Senior Vice President and Associate General Counsel (2022 – Present); Vice President and Senior Managing Counsel, UltimusFund Solutions, LLC (2019 – 2022); Vice President and Managing Counsel, State Street Bank and Trust Company (2013 – 2019).

(1)	The business address of this officer is 2 Easton Oval, Suite 300, Columbus, Ohio 43219.

(2)	The business address of this officer is 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022.

(3)	The business address of this officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Other Information (Unaudited)

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at 1-833-399-1001 to request a copy of the SAI or to make shareholder inquiries.

Disclosure Regarding Approval of Advisory Agreement (Unaudited)

At a meeting held on August 25, 2023, the Board of Trustees (the “Board”), including a majority of the Independent Trustees, approved the continuance of the second amended and restated investment advisory agreement between VELA Funds, on behalf of the VELA Small Cap Fund, the VELA Large Cap Plus Fund, the VELA International Fund, and the VELA Income Opportunities Fund (each, a “Fund” and, collectively, the “Funds”), and VELA Investment Management, LLC (“VELA” or, the “Adviser”) (the “Advisory Agreement”), as well as approved the an amendment to the Advisory Agreement (the “IA Amendment”). In advance of the meeting, the Board requested, and the Adviser provided, certain information related to the Adviser and the terms of the Advisory Agreement and IA Amendment.

In the course of consideration of the approval of the Advisory Agreement and IA Amendment, the Independent Trustees were advised by independent legal counsel and received materials from such counsel discussing the legal standards applicable to their consideration of the Advisory Agreement and IA Amendment. In advance of the meeting, the Independent Trustees requested, received and reviewed a substantial amount of information provided by the Adviser related to the Adviser and the terms of the Advisory Agreement and IA Amendment. Prior to voting, the Independent Trustees met with and asked questions of representatives of the Adviser and also met separately with their independent legal counsel.

In considering the continuance of the Advisory Agreement and approval of the IA Amendment and reaching their conclusions with respect to the Advisory Agreement and IA Amendment, the Board took note of relevant judicial precedent and regulations adopted by the Securities and Exchange Commission that set forth factors to be considered by a board when evaluating investment advisory agreements. These include, but are not limited to, the following: (i) the nature, extent, and quality of the services to be provided to the Funds; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Funds; (iv) the extent to which economies of scale would be realized as each Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of the Funds’ investors.

The Board, including the Independent Trustees, considered a variety of factors, including those described below. The Board also considered other factors and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Independent Trustees also had an opportunity to discuss the materials presented and any issues raised by the Adviser’s presentation. During the review process, the Independent Trustees noted certain instances where clarification or follow-up was appropriate and others where the Independent Trustees determined that further clarification or follow-up was not necessary. In those instances where clarification or follow-up was requested, the Independent Trustees determined that in each case either information responsive to its requests had been provided, or where any request was outstanding in whole or in part, given the totality of the information provided with respect to the agreements, the Independent Trustees had received sufficient information to approve the continuance of the Advisory Agreement and approve the IA Amendment.

Nature, Extent and Quality of Services. In considering the continuance of the Advisory Agreement, the Board considered the nature, extent and quality of services that VELA provided to the VELA Small Cap Fund, VELA Large Cap Plus Fund, VELA International Fund, and VELA Income Opportunities Fund., including VELA’s personnel and resources. The Board reviewed the

Disclosure Regarding Approval of Advisory Agreement (Unaudited) (continued)

services VELA provided in serving as investment adviser and the backgrounds of the personnel providing services to the VELA Small Cap Fund, VELA Large Cap Plus Fund, International Fund, and VELA Income Opportunities Fund., including portfolio managers. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board acknowledged VELA’s efforts and resources with respect to various regulatory initiatives, including with respect to derivatives and valuation. The Board also considered VELA’s financial position, noting VELA’s financial commitment to the Funds. The Board concluded that the services VELA provided were satisfactory.

Performance. The Board reviewed performance information that VELA provided for VELA Small Cap Fund, VELA Large Cap Plus Fund, VELA International Fund, and VELA Income Opportunities Fund compared to its respective Benchmark Indices and Peer Group for the quarter-to-date, year-to-date, one-year and since inception periods ended May 31, 2023, as applicable. The Board also received information on the construction of each Fund’s Peer Group.

VELA Small Cap Fund: The Board reviewed the Fund’s total returns compared to the total returns of its Peer Group and its Benchmark Indices (Russell 2000 Index and S&P Small Cap 600 Index). The Board considered the performance of the Fund against its Peer Group and its Benchmark Indices for the quarter-to-date, year-to-date, one-year, and since inception periods. The Board concluded that the performance of the Fund was satisfactory.

VELA Large Cap Plus Fund: The Board reviewed the Fund’s total returns compared to the total returns of its Peer Group and its Benchmark Indices (Russell 1000 Value Index and S&P 500 Index). The Board considered the performance of the Fund against its Peer Group and its Benchmark Indices for the quarter-to-date, year-to-date, one-year, and since inception periods. The Board concluded that the performance of the Fund was satisfactory.

VELA International Fund: The Board reviewed the Fund’s total returns compared to the total returns of its Peer Group and its Benchmark Indices (MSCI World ex USA Index and MSCI ACWI Ex USA Index). The Board considered the performance of the Fund against its Peer Group and its Benchmark Indices for the quarter-to-date, year-to-date, one-year, and since inception periods. The Board concluded that the performance of the Fund was satisfactory.

VELA Income Opportunities Fund: The Board reviewed the Fund’s total returns compared to the total returns of its Peer Group and its Benchmark Indices (Russell 3000 Index and 50% Russell 3000 Total Return Index/50% Bloomberg U.S. Aggregate Bond Index). The Board considered the performance of the Fund against its Peer Group and its Benchmark Indices for the quarter-to-date, year-to-date, one-year, and since inception periods. The Board concluded that the performance of the Fund was satisfactory.

Fees and Expenses. The Board reviewed each Fund’s contractual advisory fee and administrative fee and expense ratio taking into account each Fund’s net asset size, and reviewed information comparing the advisory fee and expense ratio to those of each Fund’s respective Peer Group. The Board noted that VELA was proposing to contractually lower its administrative fee by three basis points, effective October 1, 2023. The Board noted further that the administrative fee functions as an “expense cap” in that VELA pays most operational expenses in excess of the administrative fee. The Board discussed the level of work involved in VELA’s management and

Disclosure Regarding Approval of Advisory Agreement (Unaudited) (continued)

oversight of the Funds. The Board considered the nature and scope of the services provided by VELA, including the supervision of outside service providers. In addition, the Board also considered information pertaining to VELA’s fee schedules for different types of managed accounts and the different levels of service expected with such accounts. light of the nature, quality and extent of services VELA provides, the Board concluded that each Fund’s advisory fee and expense ratio were reasonable.

Profitability. The Board reviewed the profitability of VELA with respect to the Funds on an individual fund-by-fund basis and in the aggregate. The Board considered the methodology for calculating profitability. Using such methodology, the Board noted that VELA did not accrue a profit from Fund operations since the inception of the Funds, in each case without considering marketing related costs. With respect to VELA, the Board concluded that based on the services provided and the projected growth of the Funds, the advisory fees and anticipated profits from VELA’s relationship with the Funds were not excessive and not unreasonable to each Fund.

Economies of Scale. The Board considered whether VELA realized economies of scale with respect to its management of the Funds. The Board noted that economies of scale were not accruing to VELA, and accordingly, not a relevant consideration at this time and VELA and the Board would revisit whether economies of scale exist in the future once the Funds have achieved sufficient scale.

Fall-out Benefits. Because of its relationship with the Funds, VELA and its affiliates may receive certain benefits. The Board noted that VELA did not anticipate any fallout benefits at this time.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the compensation to be paid under the Advisory Agreement are fair and reasonable, and that the continuance of the Advisory Agreement and IA Amendment be approved.

Privacy Notice (Unaudited)
FACTS	WHAT DO THE VELA FUNDS (the “FUNDS”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■   Social Security Number

■   Assets

■   Retirement Assets

■   Checking Account Information

■   Purchase History

■   Account Balances

■   Account Transactions

■   Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Funds share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 1-833-399-1001

Who we are
Who is providing this notice?	VELA Funds Ultimus Fund Solutions, LLC (Administrator) Ultimus Fund Distributors, LLC (Distributor)
What we do
How do the Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do the Funds collect my personal information?

We collect your personal information, for example, when you

■   Open an account

■   Provide account information

■   Give us your account information

■   Make deposits or withdrawals from your account

■   Make a wire transfer

■   Tell us where to send the money

■   Tell us who receives the money

■   Show your government-issued ID

■   Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■   Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■   Affiliates from using your information to market to you

■   Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■   VELA Investment Management, LLC, the investment adviser to the Funds, could be deemed to be an affiliate.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■   The Funds do not share your personal information with non-affiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Funds do not jointly market.

PROXY VOTING

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Funds at (833) 399-1001 and (2) in Fund documents filed with the SEC on the SEC’s website at www.sec.gov.

TRUSTEES Lawrence Funderburke Jim Haring Danielle Ross Jason Job Lisa Wesolek	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Cohen & Company, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland, OH 44115

OFFICERS Jason Job, President Lisa Wesolek, Vice President Zachary Richmond, Treasurer N. Lynn Bowley, Chief Compliance Officer Jesse Hallee, Secretary	LEGAL COUNSEL Davis Graham & Stubbs LLP 1550 17th Street, Suite 800 Denver, CO 80202

INVESTMENT ADVISER VELA Investment Management, LLC 220 Market Street, Suite 208 New Albany, OH 43054	CUSTODIAN Fifth Third Bank N.A. Fifth Third Center 38 Fountain Square Plaza Cincinnati, OH 45263

DISTRIBUTOR UltimusFund Distributors, LLC 225 PictoriaDrive, Suite 450 Cincinnati, OH 45246	ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT UltimusFund Solutions, LLC 225 PictoriaDrive, Suite 450 Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about the Funds’ management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC

VELA-AR-23

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial expert is Jim Haring, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees billed to the registrant by its principal accountants for the most recent fiscal year:

VELA Funds:	FY 2023	$56,000
VELA Funds:	FY 2022	$46,500

(b) Audit-Related Fees billed to the registrant by its principal accountants for the most recent fiscal year:

VELA Funds:	FY 2023	$0
VELA Funds:	FY 2022	$0

c) Tax Fees billed to the registrant by its principal accountants for the most recent fiscal year:

VELA Funds:	FY 2023	$12,000
VELA Funds:	FY 2022	$12,000

Nature of the fees: Preparation of the 1120-RIC and Excise review

(d) All Other Fees paid to the registrant’s independent accountant which were not disclosed in Items (a) through (c) above during the most recent fiscal year:

VELA Funds:	FY 2023	$0
VELA Funds:	FY 2022	$0

(e)(1) Pre-Approval of Audit and Non-Audit Services. The Audit Committee will pre-approve any engagement of the outside auditors, including fees and compensation to be paid to the outside auditors, to provide any audit and any non-audit services to the Trust and any non-audit services to the Trust’s investment adviser and to any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the Trust, if the engagement relates directly to the operations and financial reporting of the Trust, as provided in Rule 2- 01(c)(7)(ii) of Regulation S-X. The Audit Committee Chair shall have the authority to grant pre-approval and may delegate this authority to one or more Audit Committee members who are independent Trustees as defined in Section10A(i) of the 1934 Act. All such delegated pre-approvals shall be reported to the Audit Committee no later than the next Audit Committee meeting.

(e)(2) None of the services described in paragraphs (b) through (d) of this item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-Audit Fees – The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

VELA Funds:	FY 2023	$12,000
VELA Funds:	FY 2022	$12,000

(h) Not applicable.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments.

The Schedule of Investments is included in the Annual Report to Shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The guidelines applicable to shareholders desiring to submit recommendations for nominees to the Registrant's board of trustees are contained in the statement of additional information of the Trust with respect to the Fund(s) for which this Form N-CSR is being filed.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 13. Exhibits.

(a)(1) Code of Ethics is filed herewith.

(a)(2) Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(a)(3) Not applicable.

(b) Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	VELA FUNDS

By (Signature and Title)	/s/ Jason Job
Jason Job, President and Principal Executive Officer

Date	December 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jason Job
Jason Job, President and Principal Executive Officer

Date	December 7, 2023

By (Signature and Title)	/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer and Principal Financial Officer

Date	December 7, 2023